                       MAINSTAY INSTITUTIONAL FUNDS INC.
                               51 MADISON AVENUE
                           NEW YORK, NEW YORK 10010



                      STATEMENT OF ADDITIONAL INFORMATION
                              DATE:  MAY 1, 1997

                       as Supplemented June 6, 1977


     MainStay Institutional Funds Inc. (the "Company") is an open-end management investment company currently consisting of eleven separate investment portfolios: EAFE Index Fund, Growth Equity Fund, Indexed Equity Fund, International Equity Fund, Multi-Asset Fund, Value Equity Fund, Bond Fund, Indexed Bond Fund, International Bond Fund, Money Market Fund, and Short-Term Bond Fund (individually or collectively referred to as a "Fund" or the "Funds").

     This Statement of Additional Information supplements the information contained in the Company's Institutional Class and Institutional Service Class Prospectuses dated May 1, 1997 (collectively, the "Prospectus"), and should be read in conjunction with the Prospectus. The Prospectus is available without charge by writing to MainStay Institutional Funds Inc., P.O. Box 461, Parsippany, New Jersey 07054-0461, or by calling 1-800-695-2126. This Statement of Additional Information, although not in itself a prospectus, is incorporated in its entirety by reference in and is made a part of each Class' Prospectuses.

          No dealer, salesman or any other person has been authorized to give any information or to make any representations, other than those contained in this Statement of Additional Information or in the related Prospectuses, in connection with the offer contained herein, and, if given or made, such other information or representations must not be relied upon as having been authorized by the Funds or the Distributor. This Statement of Additional Information and the related Prospectuses do not constitute an offer by the Company or by the Distributor to sell or a solicitation of any offer to buy any of the securities offered hereby in any jurisdiction to any person to whom it is unlawful to make such offer in such jurisdiction.

                               TABLE OF CONTENTS


ADDITIONAL INVESTMENT POLICIES OF THE MONEY MARKET FUND.....  1

INVESTMENT OBJECTIVES AND POLICIES..........................  3
     Arbitrage                                                3
     Borrowing                                                4
     Commercial Paper.......................................  4
     Repurchase Agreements..................................  4
     Government Securities..................................  5
     Lending of Portfolio Securities........................  6
     Municipal Bonds........................................  7
Banking Industry and Savings and Loan Industry Obligations
     Floating and Variable Rate Securities..................  8
     Foreign Securities.....................................  8
     American Depositary Receipts ("ADRs")..................  10
     When-Issued and Firm or Standby Commitment Agreements..  10
     Mortgage-Related and Other Asset-Backed Securities.....  11
     Brady Bonds............................................  18
     Loan Participation Interests...........................  19
     Options on Securities..................................  21
     Options on Foreign Currencies..........................  25
     Futures Transactions...................................  27
     Swap Agreements........................................  36
     Forward Foreign Currency Contracts.....................  39
     Foreign Index-Linked Instruments.......................  43
     Warrants                                                 43
     Short Sales Against the Box............................  44
     High Yield/High Risk Securities........................  44
     Zero Coupon Bonds......................................  45

INVESTMENT RESTRICTIONS.....................................  46

MANAGEMENT OF THE COMPANY...................................  49
     Directors and Officers.................................  49
     Compensation Table.....................................  53
     Investment Advisers....................................  53
     The Administrator......................................  54
     Distributor............................................  57
     Service Fees...........................................  57

PURCHASES AND REDEMPTIONS...................................  58

PORTFOLIO TRANSACTIONS AND BROKERAGE........................  59

NET ASSET VALUE.............................................  63

TAX INFORMATION.............................................  65

PERFORMANCE INFORMATION.....................................  74

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

 OTHER INFORMATION..........................................  78
     Capitalization.........................................  78
     Effective Maturity.....................................  79
     Beneficial Ownership of the Funds......................  79
     Code of Ethics.........................................  82
     Independent Accountants................................  82
     Legal Counsel..........................................  82
     Financial Statements...................................  82
     Registration Statement.................................  83

                                      -ii-
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            ADDITIONAL INVESTMENT POLICIES OF THE MONEY MARKET FUND

     Each Fund has a separate investment objective or objectives which it pursues through separate investment policies, as described in the Prospectus. The following discussion elaborates on the presentation of the Money Market Fund's investment policies contained in the Prospectus.

     The Fund may invest its assets in U.S. dollar-denominated securities of U.S. or foreign issuers and in securities of foreign branches of U.S. banks, such as negotiable certificates of deposit (Eurodollars). Since the portfolio of the Fund may contain such securities, an investment therein involves investment risks that are different in some respects from an investment in a fund which invests only in debt obligations of U.S. domestic issuers. Such risks may include future political and economic developments, the possible imposition of foreign withholding taxes on interest income payable on the securities held in the portfolio, possible seizure or nationalization of foreign deposits, the possible establishment of exchange controls or the adoption of other foreign governmental restrictions which might adversely affect the payment of the principal of and interest on securities in the portfolio.

     All of the assets of the Fund generally will be invested in obligations which mature in 397 days or less and substantially all of these investments will be held to maturity; however, securities collateralizing repurchase agreements may have maturities in excess of 397 days. The Fund will, to the extent feasible, make portfolio investments primarily in anticipation of or in response to changing economic and money market conditions and trends. The dollar-weighted average maturity of the Fund's portfolio may not exceed 90 days. Consistent with the provisions of a rule of the Securities and Exchange Commission ("SEC"), the Fund invests only in U.S. dollar-denominated money market instruments that present minimal credit risk and, with respect to 95% of its total assets, measured at the time of investment, that are of the highest quality. The Adviser shall determine whether a security presents minimal credit risk under procedures adopted by the Fund's Board of Directors. A money market instrument will be considered to be of the highest quality (1) if rated in the highest rating category (i.e., Aaa or Prime-1 by Moody's, AAA or A-1 by S&P's) by (i) any two nationally recognized statistical rating organizations ("NRSROs") or, (ii) if rated by only one NRSRO, by that NRSRO; (2) if issued by an issuer that has short-term debt obligations of comparable maturity, priority, and security, and that are rated in the highest rating category by (i) any two NRSRO's or, (ii) if rated by only one NRSRO, by that NRSRO; or (3) an unrated security that is of comparable quality to a security in the highest rating category as determined by the Adviser. With respect to 5% of its total assets, measured at the time of investment, the Fund may also invest in money market instruments that are in the second-highest rating category for short-term debt obligations (i.e., rated Aa or Prime-2 by Moody's or AA or A-2 by S&P).

     The Fund may not invest more than 5% of its total assets, measured at the time of investment, in securities of any one issuer that are of the highest quality, except that the Fund may exceed this 5% limitation with respect to 25% of its assets for up to three business days after the purchase of a security of any one issuer and except that this limitation shall not apply to U.S. government securities or securities subject to certain puts. The Fund may not invest more than the greater of 1% of its total assets or one million dollars, measured at the time of investment, in securities of any one issuer that are in the second-highest rating category, except that this limitation shall not apply to U.S. government securities or securities subject to certain puts. In the event that an instrument acquired by the Fund is downgraded or otherwise ceases to be of the quality that is eligible for the Fund, the Adviser, under procedures approved by the Board (or the Board itself if the Adviser becomes aware an unrated security is downgraded below high quality and the Adviser does not dispose of the security within five business days) shall promptly reassess whether such security presents minimal credit risk and determine whether or not to retain the instrument.

     Pursuant to the rule, the Fund uses the amortized cost method of valuing its investments, which facilitates the maintenance of the Fund's per share net asset value at $1.00. The amortized cost method, which is normally used to value all of the Fund's portfolio securities, involves initially valuing a security at its cost and thereafter amortizing to maturity any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument.

     The Directors have also established procedures designed to stabilize, to the extent reasonably possible, the Fund's price per share as computed for the purpose of sales and redemptions at $1.00. Such procedures include review of the Fund's portfolio by the Directors, at such intervals as they deem appropriate, to determine whether the Fund's net asset value calculated by using available market quotations or market equivalents (the determination of value by reference to interest rate levels, quotations of comparable securities and other factors) deviates from $1.00 per share based on amortized cost.

     The extent of deviation between the Fund's net asset value based upon available market quotations or market equivalents and $1.00 per share based on amortized cost will be periodically examined by the Directors. If such deviation exceeds 1/2 of 1%, the Directors will promptly consider what action, if any, will be initiated. In the event the Directors determine that a deviation exists which may result in material dilution or other unfair results to investors or existing shareholders, they will take such corrective action as they regard to be necessary and appropriate, including the sale of portfolio instruments prior to maturity to realize capital gains or losses or to shorten average portfolio maturity; withholding part or all of dividends or payment of distributions from capital or capital gains; redemptions of shares in kind; or establishing a net asset value per share by using available market quotations or equivalents. In addition, in order to stabilize the net asset value per share at $1.00, the Directors have the authority (1) to reduce or increase the number of shares outstanding on a pro rata basis, and (2) to offset each shareholder's pro rata portion of the deviation between the net asset value per share and $1.00 from the shareholder's accrued dividend account or from future dividends.

     The Fund may hold cash for the purpose of stabilizing its net asset value per share. Holdings of cash, on which no return is earned, would tend to lower the yield on the Fund's shares.

     The Fund may also, consistent with the provisions of the rule, invest in securities with a face maturity of more than 397 days, provided that the security is a variable or floating rate security that meets the guidelines of Rule 2a-7 with respect to maturity.

                       INVESTMENT OBJECTIVES AND POLICIES


     The Prospectuses discusses the investment objectives of the Funds and the policies to be employed to achieve those objectives. This section contains supplemental information concerning certain of the securities and other instruments in which the Funds may invest, the investment policies and portfolio strategies the Funds may utilize, and certain risks involved with those investments, policies and strategies.

ARBITRAGE

     Each Fund may sell in one market a security which it owns and simultaneously purchase the same security in another market, or it may buy a security in one market and simultaneously sell it in another market, in order to take advantage of differences in the price of the security in the different markets. The Funds do not actively engage in arbitrage. Such transactions may be entered into only with respect to debt securities and will occur only in a dealer's market where the buying and selling dealers involved confirm their prices to the Fund at the time of the transaction, thus eliminating any risk to the assets of a Fund. Such transactions, which involve costs to a Fund, may be limited by the requirements imposed on each Fund to qualify as a "regulated investment company" under the Internal Revenue Code of 1986, as amended (the "Code"). Each Fund has undertaken to a state securities commission that it will not engage in any arbitrage transactions, if as a result thereof, the aggregate amount invested in such transactions would exceed 5% of the Fund's net assets.

BORROWING

     A Fund may borrow from a bank up to a limit of 15% of its total assets, but only for temporary or emergency purposes. This borrowing may be unsecured. The Investment Company Act of 1940, as amended (the "1940 Act") requires a Fund to maintain continuous asset coverage (that is, total assets including borrowings, less liabilities exclusive of borrowings) of 300% of the amount borrowed. If the 300% asset coverage should decline as a result of market fluctuations or other reasons, a Fund may be required to sell some of its portfolio holdings within three days to reduce the debt and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to sell securities at that time and could cause the Fund to be unable to meet certain requirements for qualification as a regulated investment company for Federal tax purposes. To avoid the potential leveraging effects of a Fund's borrowings, a Fund will repay any money borrowed in excess of 5% of its total assets prior to purchasing additional securities. Borrowing may exaggerate the effect on a Fund's net asset value of any increase or decrease in the market value of the Fund's portfolio securities. Money borrowed will be subject to interest costs which may or may not be recovered by appreciation of the securities purchased.
A Fund also may be required to maintain minimum average balances in connection with such borrowing or to pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate.

COMMERCIAL PAPER

     Each Fund may invest in commercial paper. Each Fund will invest in commercial paper only if rated at the time of investment Prime-1 by Moody's or A-1 by S&P, or, if not rated by Moody's or S&P, if the Fund's investment adviser determines that the commercial paper is of comparable quality. Commercial paper represents short-term unsecured promissory notes issued by banks or bank holding companies, corporations and finance companies. (See "Appendix A - Description of Securities Ratings" in the Prospectus).

REPURCHASE AGREEMENTS

     The Funds may enter into domestic or foreign repurchase agreements with certain sellers deemed to be creditworthy pursuant to guidelines adopted by the Directors. A repurchase agreement, which provides a means for a Fund to earn income on uninvested cash for periods as short as overnight, is an arrangement under which the purchaser (i.e., the Fund) purchases securities (the "Obligation") and the seller agrees, at the time of sale, to repurchase the Obligation at a specified time and price. A repurchase agreement with foreign banks may be available with respect to government securities of the particular foreign jurisdiction. The custody of the Obligation will be maintained by the Fund's Custodian. The repurchase price may be higher than the purchase price, the difference being income to the Fund, or the purchase and repurchase prices may be the same, with interest at a stated rate due to the Fund together with the repurchase price upon repurchase. In either case, the income to the Fund is unrelated to the interest rate on the Obligation subject to the repurchase agreement.

     In the event of the commencement of bankruptcy or insolvency proceedings with respect to the seller of the Obligation before repurchase of the Obligation under a repurchase agreement, the Fund may encounter delays and incur costs before being able to sell the security. Delays may involve loss of interest or
decline in price of the Obligation.   The Advisers seek to minimize the risk of
loss from repurchase agreements by analyzing the creditworthiness of the obligor, in this case the seller of the Obligation. Apart from the risk of bankruptcy or insolvency proceedings, there is also the risk that the seller may fail to repurchase the security. However, if the market value of the Obligation subject to the repurchase agreement becomes less than the repurchase price (including accrued interest), the Fund will direct the seller of the Obligation to deliver additional securities so that the market value of all securities subject to the repurchase agreement equals or exceeds the repurchase price. No Fund will invest more than 10% of its net assets (taken at current market value) (15% in the case of the International Equity and International Bond Funds) in repurchase agreements maturing in more than seven days.

GOVERNMENT SECURITIES

     Government securities are obligations of, or guaranteed by, the U.S. government or its agencies or instrumentalities. Some U.S. government securities, such as Treasury bills, notes and bonds, are supported by the full faith and credit of the United States; others, such as those of the Federal Home Loan Bank, are supported by the right of the issuer to borrow from the Treasury; others, such as those of the Federal National Mortgage Association, are supported by the discretionary authority of the U.S. government to purchase the agency's obligations; and still others, such as those of the Student Loan Marketing Association, are supported only by the credit of the instrumentality.

STANDARD & POOR'S 500 COMPOSITE STOCK PRICE INDEX


     The Indexed Equity Fund and the Multi-Asset Fund are managed in part to replicate the Standard & Poor's 500 Composite Stock Price Index (the "S&P 500"). Because of the market-value weighing, the 20 largest companies in the S&P 500 currently account for approximately 28% of the Index. As of December 31, 1996, the five largest weightings in the S&P 500 as a percentage of net assets were:
General Electric Company (2.9%); Coca Cola Co. (2.3%); Exxon Corporation (2.2%); Intel Corporation (1.9%) and Microsoft Corporation (1.7%).

LENDING OF PORTFOLIO SECURITIES

     In accordance with guidelines adopted by the Board of Directors, each Fund may seek to increase its income by lending portfolio securities. Under present regulatory policies, such loans may be made to institutions, such as broker-dealers, and would be required to be secured continuously by collateral in cash or U.S. Government securities maintained on a current basis at an amount at least equal to 100% of the current market value of the securities loaned. The Fund would have the right to call a loan and obtain the securities loaned at any time generally on less than five days' notice. For the duration of a loan, the Fund would continue to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned and would also receive compensation from the investment of the collateral. The Fund would not, however, have the right to vote any securities having voting rights during the existence of the loan, but the Fund would call the loan in anticipation of an important vote to be taken among holders of the securities or of the giving or withholding of their consent on a material matter affecting the investment. The Company, on behalf of certain of the Funds, has entered into an agency agreement with Merrill Lynch Portfolio Services, Inc. which acts as the Fund's agent in making loans of portfolio securities and short-term money market investments of the cash collateral received, subject to the supervision and control of the Funds' Advisers.

     As with other extensions of credit there are risks of delay in recovery of, or even loss of rights in, the collateral should the borrower of the securities fail financially. However, the loans would be made only to firms deemed by an Adviser to be creditworthy and approved by the Board, and when, in the judgment of an Adviser, the consideration which can be earned currently from securities loans of this type justifies the attendant risk. If an Adviser determines to make securities loans, it is intended that the value of the securities loaned would not exceed 33% of the value of the total assets of the lending Fund. Under the guidelines adopted by the Board of Directors, a Fund may not enter into a lending agreement with a counterparty which would cause the Fund to have loans outstanding to that counterparty for securities having a value greater than 5% of the Fund's total assets.

MUNICIPAL BONDS

     Municipal bonds are debt obligations of state and local governments, agencies and authorities, which are issued to obtain funds for various public purposes. Two principal classifications of municipal bonds are "general obligation" and "revenue" bonds. General obligation bonds are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue bonds are payable only from the revenues derived from a particular facility or class of facilities, or, in some cases, from the proceeds of a special excise or specific revenue source. Industrial development bonds or private activity bonds are issued by or on behalf of public authorities to obtain funds for privately operated facilities and are, in most cases, revenue bonds which do not generally carry the pledge of the full faith and credit of the issuer of such bonds, but depend for payment on the ability of the industrial user to meet its obligations (or any property pledged as security).

BANKING INDUSTRY AND SAVINGS AND LOAN INDUSTRY OBLIGATIONS

     Certificates of deposit are receipts from a bank or savings and loan association ("S&L"), for funds deposited for a specified period of time at a specified rate of return. Time deposits in banks or S&Ls are generally similar to certificates of deposit, but are uncertificated. Bankers' acceptances are time drafts drawn on commercial banks by borrowers, usually in connection with international commercial transactions. Each Fund may not invest in time deposits maturing in more than seven days which are subject to withdrawal penalties.
Each Fund will limit it investment in time deposits for which there is a penalty for early withdrawal to 10% of its net assets.

     Each Fund will not invest in any obligation of a domestic or foreign bank unless (i) the bank has capital, surplus, and individual profits (as of the date of the most recently published financial statements) in excess of $100 million, or the equivalent in other currencies, and (ii) in the case of a U.S. bank, its deposits are insured by the Federal Deposit Insurance Corporation. These limitations do not prohibit investments in the securities issued by foreign branches of U.S. banks, provided such U.S. banks meet the foregoing requirements.

FLOATING AND VARIABLE RATE SECURITIES

     Floating and variable rate securities provide for a periodic adjustment in the interest rate paid on the obligations. The terms of such obligations must provide that interest rates are adjusted periodically based upon an interest rate adjustment index as provided in the respective obligations. The adjustment intervals may be regular, and range from daily up to annually, or may be event based, such as based on a change in the prime rate.

     The interest rate on a floating rate debt instrument ("floater") is a variable rate which is tied to another interest rate, such as a money-market index or Treasury bill rate. The interest rate on a floater resets periodically, typically every six months. While, because of the interest rate reset feature, floaters provide a Fund with a certain degree of protection against rises in interest rates, a Fund will participate in any declines in interest rates as well.

     The interest rate on a leveraged inverse floating rate debt instrument ("inverse floater") resets in the opposite direction from the market rate of interest to which the inverse floater is indexed. An inverse floater may be considered to be leveraged to the extent that its interest rate varies by a magnitude that exceeds the magnitude of the change in the index rate of interest. The higher degree of leverage inherent in inverse floaters is associated with greater volatility in their market values. Accordingly, the duration of an inverse floater may exceed its stated final maturity. Certain inverse floaters may be determined to be illiquid securities for purposes of a Fund's limitation on investments in such securities.

FOREIGN SECURITIES

     The EAFE Index Fund, International Bond Fund and International Equity Fund will, and the Bond Fund, Growth Equity Fund, Multi-Asset Fund, Short-Term Bond Fund and Value Equity Fund may, invest in securities of foreign issuers. The Money Market Fund may purchase U.S. dollar-denominated securities of foreign issuers. The Indexed Equity Fund and Indexed Bond Fund will invest in foreign securities to the extent such securities are included in the securities that comprise the Standard & Poor's 500 Composite Stock Price Index and the Salomon Brothers Broad Investment Grade Bond Index, respectively. The International Bond Fund and International Equity Fund may invest, without limit, subject to the other investment policies applicable to the Fund, in U.S. dollar-denominated and non-dollar denominated foreign debt securities and in certificates of deposit issued by foreign banks and foreign branches of United States banks, to any extent deemed appropriate by MacKay-Shields. Securities acquired by the

International Bond Fund may be denominated in multinational currency units such as the European Currency Unit ("ECU"). Securities of issuers within a given country may be denominated in the currency of another country.

     Foreign investing involves the possibility of expropriation, nationalization or confiscatory taxation, foreign taxation of income earned in the foreign nation (including withholding taxes on interest and dividends) or other foreign taxes imposed with respect to investments in the foreign nation, foreign exchange controls (which may include suspension of the ability to transfer currency from a given country), default in foreign government securities, political or social instability or diplomatic developments which could affect investments in securities of issuers in those nations. In addition, in many countries there is less publicly available information about issuers than is available in reports about companies in the United States. Foreign companies are not generally subject to uniform accounting and auditing and financial reporting standards, and auditing practices and requirements may not be comparable to those applicable to U.S. companies. In many foreign countries, there is less government supervision and regulation of business and industry practices, stock exchanges, brokers and listed companies than in the United States. Foreign securities transactions may be subject to higher brokerage and custodial costs than domestic securities transactions. In addition, the foreign securities markets of many of the countries in which the Funds may invest may also be smaller, less liquid and subject to greater price volatility than those in the United States.

     The Growth Equity Fund, Indexed Bond Fund, International Bond Fund, International Equity Fund, Multi-Asset Fund and Value Equity Fund may invest in emerging market countries, which presents risks in greater degree than, and in addition to, those presented by investment in foreign issuers in general. A number of emerging market countries restrict, to varying degrees, foreign investment in stocks. Repatriation of investment income, capital and the proceeds of sales by foreign investors may require governmental registration and/or approval in some emerging market countries. A number of the currencies of developing countries have experienced significant declines against the U.S. dollar in recent years and devaluation may occur subsequent to investments in these currencies by the Funds. Inflation and rapid fluctuations in inflation rates have had and may continue to have negative effects on the economies and securities markets of certain emerging market countries.

     Many of the emerging securities markets are relatively small, have low trading volumes, suffer periods of relative illiquidity, and are characterized by significant price volatility. There is a risk in emerging market countries that a future economic or political crisis could lead to price controls, forced mergers of companies, expropriation or confiscatory taxation, seizure, nationalization or creation of government monopolies, any of which may have a detrimental effect on the Funds' investments.

     To different degrees, the Bond Fund, Indexed Bond Fund, International Bond Fund, International Equity Fund and Short-Term Bond Fund are permitted to invest in debt securities or obligations of foreign governments, agencies, and supranational organizations ("Sovereign Debt"). Investments in Sovereign Debt can involve greater risks than investing in U.S. Government Securities. The issuer of the debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due in accordance with the terms of such debt, and a Fund may have limited legal recourse in the event of default.

     The occurrence of political, social or diplomatic changes in one or more of the countries issuing Sovereign Debt could adversely affect a Fund's investments. Political changes or a deterioration of a country's domestic economy or balance of trade may affect the willingness of countries to service their Sovereign Debt. While the investment advisers intend to manage the Funds' portfolios in a manner that will minimize the exposure to such risks, there can be no assurance that adverse political changes will not cause a Fund to suffer a loss of interest or principal on any of its holdings.

AMERICAN DEPOSITARY RECEIPTS ("ADRS")

     ADRs (sponsored or unsponsored) are receipts typically issued by a U.S. bank or trust company evidencing ownership of the underlying foreign securities. Most ADRs are traded on a U.S. stock exchange. Issuers of unsponsored ADRs are not contractually obligated to disclose material information in the U.S. and, therefore, there may not be a correlation between such information and the market value of the unsponsored ADR. European Depositary Receipts and International Depositary Receipts are receipts typically issued by a European bank or trust company evidencing ownership of the underlying foreign securities. Global Depositary Receipts are receipts issued by either a U.S. or non-U.S. banking institution evidencing ownership of the underlying foreign securities.

WHEN-ISSUED AND FIRM OR STANDBY COMMITMENT AGREEMENTS

     Each Fund, as specified for the Fund in the Prospectus, may from time to time purchase securities on a "when-issued" or "firm commitment" or "standby commitment" basis. Debt securities are often issued in this manner. The price of such securities, which may be expressed in yield terms, is fixed at the time a commitment to purchase is made, but delivery of and payment for the when-issued, or firm or standby commitment securities take place at a later date. Normally, the settlement date occurs within one month of the purchase. During the period between purchase and settlement, no payment is made by the Fund and no interest accrues to the Fund. To the extent that assets of a Fund are held in cash pending the settlement of a purchase of securities, that Fund would earn no income; however, it is the Company's intention that each Fund will be fully invested to the extent practicable and subject to the policies stated herein. Although when-issued, or firm or standby commitment securities may be sold prior to the settlement date, the Company intends to purchase such securities with the purpose of actually acquiring them unless a sale appears desirable for investment reasons.

     At the time the Company makes the commitment on behalf of a Fund to purchase a security on a when-issued, or firm or standby commitment basis, it will record the transaction and reflect the amount due and the value of the security in determining the Fund's net asset value. The market value of the when-issued, or firm or standby commitment securities may be more or less than the purchase price payable at the settlement date. The Directors do not believe that a Fund's net asset value or income will be exposed to additional risk by the purchase of securities on a when-issued or firm commitment basis. Each Fund will establish a segregated account in which it will maintain liquid assets at least equal in value to any commitments to purchase securities on a when-issued, firm, or standby commitment basis. Such segregated securities either will mature or, if necessary, be sold on or before the settlement date.

MORTGAGE-RELATED AND OTHER ASSET-BACKED SECURITIES


     The value of some mortgage-related or asset-backed securities in which the Funds invest may be particularly sensitive to changes in prevailing interest rates, and, like the other investments of the Funds, the ability of a Fund to successfully utilize these instruments may depend in part upon the ability of an investment adviser to forecast interest rates and other economic factors correctly. While principal and interest payments on some mortgage-related securities may be guaranteed by the U.S. government, government agencies or other guarantors, the market value of such securities is not guaranteed.

     A Fund will invest only in mortgage-related (or other asset-backed) securities either (i) issued by U.S. government-sponsored corporations (currently GNMA, FHLMC and FNMA), or (ii) privately issued securities rated Baa or better by Moody's or BBB by S&P or, if not rated, of comparable investment quality as determined by the Fund's investment adviser. In addition, if any such security is determined to be illiquid, a Fund will limit its investments in these and other illiquid instruments to not more than 10% of its net assets (15% in the case of the International Bond Fund and International Equity Fund).

     Mortgage Pass-Through Securities.  Mortgage pass-through which are
     --------------------------------
securities interests in pools of mortgage-related securities, differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. Instead, these securities provide a monthly payment which consists of both interest and principal payments. In effect, these payments are a "pass-through" of the monthly payments made by the individual borrowers on their residential mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by repayments of principal resulting from the sale of the underlying residential property, refinancing or foreclosure, net of fees or costs which may be incurred. Some mortgage-related securities (such as securities issued by the Government National Mortgage Association) are described as "modified pass-through." These securities entitle the holder to receive all interest and principal payments owed on the mortgage pool, net of certain fees, at the scheduled payment dates regardless of whether or not the mortgagor actually makes the payment.

     The principal governmental guarantor of mortgage-related securities is the Government National Mortgage Association ("GNMA"). GNMA is a wholly owned U.S. Government corporation within the Department of Housing and Urban Development. GNMA is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA (such as savings and loan institutions, commercial banks and mortgage bankers) and backed by pools of Federal Housing Administration-insured or Veterans Administration-guaranteed mortgages.

     Government-related guarantors (i.e., not backed by the full faith and
                                    ----
credit of the U.S. Government) include the Federal National Mortgage Association ("FNMA") and the Federal Home Loan Mortgage Corporation ("FHLMC"). FNMA is a government-sponsored corporation owned entirely by private stockholders. It is subject to general regulation by the Secretary of Housing and Urban Development. FNMA purchases conventional (i.e., not insured or guaranteed by any government
                             ----
agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks, credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA but are not backed by the full faith and credit of the U.S. Government.

     FHLMC is a corporate instrumentality of the U.S. Government and was created by Congress in 1970 for the purpose of increasing the availability of mortgage credit for residential housing. Its stock is owned by the twelve Federal Home Loan Banks. FHLMC issues Participation Certificates ("Pcs") which represent interests in conventional mortgages from FHLMC's national portfolio. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but Pcs are not backed by the full faith and credit of the U.S. Government.

     Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional residential mortgage loans. Such issuers may, in addition, be the originators and/or servicers of the underlying mortgage loans as well as the guarantors of the mortgage-related securities. Pools created by such non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government or agency guarantees of payments in the former pools. However, timely payment of interest and principal of these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit. The insurance and guarantees are issued by governmental entities, private insurers and the mortgage poolers.
Such insurance and guarantees and the creditworthiness of the issuers thereof will be considered in determining whether a mortgage-related security meets a Fund's investment quality standards. There can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. Although the market for such securities is becoming increasingly liquid, securities issued by certain private organizations may not be readily marketable. Early repayment of principal on mortgage pass-through securities (arising from prepayments of principal due to sale of the underlying property, refinancing, or foreclosure, net of fees and costs which may be incurred) may expose a Fund to a lower rate of return upon reinvestment of principal. Also, if a security subject to repayment has been purchased at a premium, in the event of prepayment the value of the premium would be lost. No Fund will purchase mortgage-related securities or any other assets which in the opinion of the Fund's investment adviser are illiquid if, as a result, more than 10% of the value of the Fund's net assets will be illiquid (15% in the case of the International Bond or International Equity Funds).

     Collateralized Mortgage Obligations ("CMOs").  A CMO is a hybrid between a
     --------------------------------------------
mortgage-backed bond and a mortgage pass-through security. Similar to a bond, interest and prepaid principal is paid, in most cases, semiannually. CMOs may be collateralized by whole mortgage loans, but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by GNMA, FHLMC, or FNMA, and their income streams.

     CMOs are structured into multiple classes, each bearing a different stated maturity. Actual maturity and average life will depend upon the prepayment experience of the collateral. CMOs provide for a modified form of call protection through a de facto breakdown of the underlying pool of mortgages
                     --------
according to how quickly the loans are repaid. Monthly payment of principal received from the pool of underlying mortgages, including prepay ments, is first returned to investors holding the shortest maturity class. Investors holding the longer maturity classes receive principal only after the first class has been retired. An investor is partially guarded against a sooner than desired return of principal because of the sequential payments.

     In a typical CMO transaction, a corporation ("issuer") issues multiple series (e.g., A, B, C, Z) of CMO bonds ("Bonds"). Proceeds of the Bond offering
        ----
are used to purchase mortgages or mortgage pass-through certificates ("Collateral"). The Collateral is pledged to a third-party trustee as security for the Bonds. Principal and interest payments from the Collateral are used to pay principal on the Bonds in the order A, B, C, Z. The Series A, B, and C Bonds all bear current interest. Interest on the Series Z Bond is accrued and added to principal and a like amount is paid as principal on the Series A, B, or C Bond currently being paid off. When the Series A, B, and C Bonds are paid in full, interest and principal on the Series Z Bond begins to be paid currently. With some CMOs, the issuer serves as a conduit to allow loan originators (primarily builders or savings and loan associations) to borrow against their loan portfolios.

     FHLMC Collateralized Mortgage Obligations.  FHLMC CMOs are debt obligations
     -----------------------------------------
of FHLMC issued in multiple classes having different maturity dates which are secured by the pledge of a pool of conventional mortgage loans purchased by FHLMC. Unlike FHLMC Pcs, payments of principal and interest on the CMOs are made semiannually, as opposed to monthly. The amount of principal payable on each semiannual payment date is determined in accordance with FHLMC's mandatory sinking fund schedule, which, in turn, is equal to approximately 100% of Federal Housing Administration ("FHA") prepayment experience applied to the mortgage collateral pool. All sinking fund payments in the CMOs are allocated to the retirement of the individual classes of bonds in the order of their stated maturities. Payment of principal on the mortgage loans in the collateral pool in excess of the amount of FHLMC's minimum sinking fund obligation for any payment date are paid to the holders of the CMOs as additional sinking fund payments. Because of the "pass-through" nature of all principal payments received on the collateral pool in excess of FHLMC's minimum sinking fund requirement, the rate at which principal of the CMOs is actually repaid is likely to be such that each class of bonds will be retired in advance of its scheduled maturity date.

     If collection of principal (including prepayments) on the mortgage loans during any semiannual payment period is not sufficient to meet FHLMC's minimum sinking fund obligation on the next sinking fund payment date, FHLMC agrees to make up the deficiency from its general funds.

     Criteria for the mortgage loans in the pool backing the CMOs are identical to those of FHLMC Pcs. FHLMC has the right to substitute collateral in the event of delinquencies and/or defaults.

     Other Mortgage-Related Securities.  The Funds' Advisers expect that
     ---------------------------------
governmental, government-related or private entities may create mortgage loan pools and other mortgage-related securities offering mortgage pass-through and mortgage-collateralized investments in addition to those described above. The mortgages underlying these securities may include alternative mortgage instruments, that is, mortgage instruments whose principal or interest payments may vary or whose terms to maturity may differ from customary long-term fixed rate mortgages. As new types of mortgage-related securities are developed and offered to investors, a Fund's investment adviser will, consistent with the Fund's investment objectives, policies and quality standards, consider making investments in such new types of mortgage-related securities.

     CMO Residuals.  CMO residuals are derivative mortgage securities issued by
     -------------
agencies or instrumentalities of the U.S. Government or by private originators of, or investors in, mortgage loans, including savings and loan associations, homebuilders, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing.

     The cash flow generated by the mortgage assets underlying a series of CMOs is applied first to make required payments of principal and interest on the CMOs and second to pay the related administrative expenses of the issuer. The residual in a CMO structure generally represents the interest in any excess cash flow remaining after making the foregoing payments. Each payment of such excess cash flow to a holder of the related CMO residual represents income and/or a return of capital. The amount of residual cash flow resulting from a CMO will depend on, among other things, the characteristics of the mortgage assets, the coupon rate of each class of CMO, prevailing interest rates, the amount of administrative expenses and the prepayment experience on the mortgage assets.
In particular, the yield to maturity on CMO residuals is extremely sensitive to prepayments on the related underlying mortgage assets, in the same manner as an interest-only ("IO") class of stripped mortgage-backed securities. See "Stripped Mortgage-Backed Securities." In addition, if a series of a CMO includes a class that bears interest at an adjustable rate, the yield to maturity on the related CMO residual will also be extremely sensitive to changes in the level of the index upon which interest rate adjustments are based. As described below with respect to stripped mortgage-backed securities, in certain circumstances a portfolio may fail to recoup fully its initial investment in a CMO residual.

     CMO residuals are generally purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers. The CMO residual market has only very recently developed and CMO residuals currently may not have the liquidity of other more established securities trading in other markets. Transactions in CMO residuals are generally completed only after careful review of the characteristics of the securities in question. In addition, CMO residuals may or, pursuant to an exemption therefrom, may not have been registered under the Securities Act of 1933, as amended. CMO residuals, whether or not registered under such Act, may be subject to certain restrictions on transferability, and may be deemed "illiquid" and subject to a portfolio's limitations on investment in illiquid securities. Each of the Funds limits its investment in CMO residuals to less than 5% of its net assets.

     Stripped Mortgage-Backed Securities.  Stripped mortgage-backed securities
     -----------------------------------
("SMBS") are derivative multi-class mortgage securities. SMBS may be issued by agencies or instrumentalities of the U.S. Government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing.

     SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the IO class), while the other class will receive all of the principal (the principal-only or "PO" class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on a Fund's yield to maturity from these securities. If the underlying mortgage assets experience greater than anticipated prepayments of principal, a Fund may fail to fully recoup its initial investment in these securities even if the security is in one of the highest rating categories.

     Although SMBS are purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers, these securities were only recently developed. As a result, established trading markets have not yet developed and, accordingly, these securities may be deemed "illiquid" and subject to a Fund's limitations on investment in illiquid securities.

     Risks Associated with Mortgage-Backed Securities.  Like other fixed income
     ------------------------------------------------
securities, when interest rates rise the value of a mortgage-related security generally will decline; however, when interest rates are declining, the value of mortgage-related securities with prepayment features may not increase as much as other fixed income securities. The value of some mortgage-backed securities in which the Funds may invest may be particularly sensitive to changes in prevailing interest rates, and, like the other investments of the Funds, the ability of a Fund to successfully utilize these instruments may depend in part upon the ability of an Adviser to forecast interest rates and other economic factors correctly. If an Adviser incorrectly forecasts such factors and has taken a position in mortgage-backed securities that is or becomes contrary to prevailing market trends, the Funds could be exposed to the risk of a loss.

     Investment in mortgage-backed securities poses several risks, including prepayment, market, and credit risk. Prepayment risk reflects the chance that borrowers may prepay their mortgages faster than expected, thereby affecting the investment's average life and perhaps its yield. Whether or not a mortgage loan is prepaid is almost entirely controlled by the borrower. Borrowers are most likely to exercise their prepayment options at a time when it is least advantageous to investors, generally prepaying mortgages as interest rates fall, and slowing payments as interest rates rise. Besides the effect of prevailing interest rates, the rate of prepayment and refinancing of mortgages may also be affected by home value appreciation, ease of the refinancing process and local economic conditions.

     Market risk reflects the chance that the price of the security may fluctuate over time. The price of mortgage-backed securities may be particularly sensitive to prevailing interest rates, the length of time the security is expected to be outstanding, and the liquidity of the issue. In a period of unstable interest rates, there may be decreased demand for certain types of mortgage-backed securities, and a Fund invested in such securities wishing to sell them may find it difficult to find a buyer, which may in turn decrease the price at which they may be sold.

     Credit risk reflects the chance that a Fund may not receive all or part of its principal because the issuer or credit enhancer has defaulted on its obligations. Obligations issued by U.S. Government-related entities are guaranteed as to the payment of principal and interest, but are not backed by the full faith and credit of the U.S. Government. The performance of private label mortgage-backed securities, issued by private institutions, is based on the financial health of those institutions.

     Other Asset-Backed Securities.  The Funds' investment advisers expect that
     -----------------------------
other asset-backed securities (unrelated to mortgage loans) will be offered to investors in the future. Several types of asset-backed securities have already been offered to investors, including Certificates for Automobile Receivables\\sm\\ ("CARS\\sm\\"). CARS\\sm\\ represent undivided fractional interests in a trust ("trust") whose assets consist of a pool of motor vehicle retail installment sales contracts and security interests in the vehicles securing the contracts. Payments of principal and interest on CARS\\sm\\ are passed-through monthly to certificate holders, and are guaranteed up to certain amounts and for a certain time period by a letter of credit issued by a financial institution unaffiliated with the trustee or originator of the trust. An investor's return on CARS\\sm\\ may be affected by early prepayment of principal on the underlying vehicle sales contracts. If the letter of credit is exhausted, the trust may be prevented from realizing the full amount due on a sales contract because of state law requirements and restrictions relating to foreclosure sales of vehicles and the obtaining of deficiency judgments following such sales or because of depreciation, damage or loss of a vehicle, the application of Federal and state bankruptcy and insolvency laws, or other factors. As a result, certificate holders may experience delays in payments or losses if the letter of credit is exhausted.

     Consistent with a Fund's investment objective and policies, a Fund's investment adviser also may invest in other types of asset backed securities. Certain asset-backed securities may present the same types of risks that may be associated with mortgage-backed securities.

BRADY BONDS

     The International Bond Fund may invest a portion of its assets in Brady Bonds, which are securities created through the exchange of existing commercial bank loans to sovereign entities for new obligations in connection with debt restructurings. Brady Bonds are not considered U.S. Government securities.

     Brady Bonds may be collateralized or uncollateralized and are issued in various currencies (primarily the U.S. dollar). U.S. dollar-denominated, collateralized Brady Bonds, which may be fixed rate par bonds or floating rate discount bonds, are generally collateralized in full as to principal by U.S. Treasury zero coupon bonds having the same maturity as the Brady Bonds. Interest payments on these Brady Bonds generally are collateralized on a one-year or longer rolling-forward basis by cash or securities in an amount that, in the case of fixed rate bonds, is equal to at least one year of interest payments or, in the case of floating rate bonds, initially is equal to at least one year's interest payments based on the applicable interest rate at that time and is adjusted at regular intervals thereafter. Certain Brady Bonds are entitled to "value recovery payments" in certain circumstances, which in effect constitute supplemental interest payments but generally are not collateralized. Brady Bonds are often viewed as having three or four valuation components: (i) the collateralized repayment of principal at final maturity; (ii) the collateralized interest payments; (iii) the uncollateralized interest payments; and (iv) any uncollateralized repayment of principal at maturity (these uncollateralized amounts constitute the "residual risk").

     Brady Bonds involve various risk factors, including the history of defaults with respect to commercial bank loans by public and private entities of countries issuing Brady Bonds, investments in Brady Bonds are to be viewed as speculative. There can be no assurance that Brady Bonds in which the Fund may invest will not be subject to restructuring arrangements or to requests for new credit, which may cause the Fund to suffer a loss of interest or principal on any of its holdings.

LOAN PARTICIPATION INTERESTS

     A Fund's investment in loan participation interests may take the form of participation interests in, assignments or novations of a corporate loan ("Participation Interests"). The Participation Interests may be acquired from an agent bank, co-lenders or other holders of Participation Interests ("Participants"). In a novation, a Fund would assume all of the rights of the lender in a corporate loan, including the right to receive payments of principal and interest and other amounts directly from the borrower and to enforce its rights as a lender directly against the borrower. As an alternative, a Fund may purchase an assignment of all or a portion of a lender's interest in a corporate loan, in which case, the Fund may be required generally to rely on the assigning lender to demand payment and enforce its rights against the borrower, but would otherwise be entitled to all of such lender's rights in the corporate loan. A Fund also may purchase a Participation Interest in a portion of the rights of a lender in a corporate loan. In such a case, the Fund will be entitled to receive payments of principal, interest and fees, if any, but generally will not be entitled to enforce its rights directly against the agent bank or the borrower; rather the Fund must rely on the lending institution for that purpose. A Fund will not act as an agent bank, a guarantor or sole negotiator or a structure with respect to a corporate loan.

     In a typical corporate loan involving the sale of Participation Interests, the agent bank administers the terms of the corporate loan agreement and is responsible for the collection of principal and interest and fee payments to the credit of all lenders which are parties to the corporate loan agreement. The agent bank in such cases will be qualified under the 1940 Act to serve as a custodian for a registered investment company such as the Company. A Fund generally will rely on the agent bank or an intermediate Participant to collect its portion of the payments on the corporate loan. The agent bank monitors the value of the collateral and, if the value of the collateral declines, may take certain action, including accelerating the corporate loan, giving the borrower an opportunity to provide additional collateral or seeking other protection for the benefit of the Participants in the corporate loan, depending on the terms of the corporate loan agreement. Furthermore, unless under the terms of a participation agreement a Fund has direct recourse against the borrower (which is unlikely), the Fund will rely on the agent bank to use appropriate creditor remedies against the borrower. The agent bank also is responsible for monitoring compliance with covenants contained in the corporate loan agreement and for notifying holders of corporate loans of any failures of compliance. Typically, under corporate loan agreements, the agent bank is given broad discretion in enforcing the corporate loan agreement, and is obligated to use only the same care it would use in the management of its own property. For these services, the borrower compensates the agent bank. Such compensation may include special fees paid on structuring and funding the corporate loan and other fees paid on a continuing basis.

     A financial institution's employment as an agent bank may be terminated in the event that it fails to observe the requisite standard of care or becomes insolvent, or has a receiver, conservator, or similar official appointed for it by the appropriate bank regulatory authority or becomes a debtor in a bankruptcy proceeding. A successor agent bank generally will be appointed to replace the terminated bank, and assets held by the agent bank under the corporate loan agreement should remain available to holders of corporate loans. If, however, assets held by the agent bank for the benefit of a Fund were determined by an appropriate regulatory authority or court to be subject to the claims of the agent bank's general or secured creditors, the Fund might incur certain costs and delays in realizing payment on a corporate loan, or suffer a loss of principal and/or interest. In situations involving intermediate Participants similar risks may arise.

     When a Fund acts as co-lender in connection with a participation interest or when a Fund acquires a participation interest the terms of which provide that the Fund will be in privity of contract with the corporate borrower, the Fund will have direct recourse against the borrower in the event the borrower fails to pay scheduled principal and interest. In all other cases, the Fund will look to the agent bank to enforce appropriate credit remedies against the borrower. In acquiring participation interests a Fund will conduct analysis and evaluation of the financial condition of each such co-lender and participant to ensure that the participation interest meets the Fund's qualitative standards. There is a risk that there may not be a readily available market for loan participation interests and, in some cases, this could result in a Fund disposing of such securities at a substantial discount from face value or holding such security until maturity. When a Fund is required to rely upon a lending institution to pay the Fund principal, interest, and other amounts received by the lending institution for the loan participation, the Fund will treat both the borrower and the lending institution as an "issuer" of the loan participation for purposes of certain investment restrictions pertaining to the diversification and concentration of the Fund's portfolio. The Funds consider loan participation interests not subject to puts to be illiquid.

OPTIONS ON SECURITIES

     Writing Call Options.  Each Fund, as specified for that Fund in the
     --------------------
Prospectus, may sell ("write") covered call options on its portfolio securities in an attempt to enhance investment performance. A call option sold by a Fund is a short-term contract, having a duration of nine months or less, which gives the purchaser of the option the right to buy, and the writer of the option--in return for a premium received--the obligation to sell, the underlying security at the exercise price upon the exercise of the option at any time prior to the expiration date, regardless of the market price of the security during the option period. A call option on a stock or bond index gives the purchaser of the option, in return for the premium paid, the right to receive from the seller cash equal to the difference between the closing price of the index and the exercise price of the option. A call option may be covered by, among other things, the writer's owning the underlying security throughout the option period, or by holding, on a share-for-share basis, a call on the same security as the call written, where the exercise price of the call held is equal to or less than the price of the call written, or greater than the exercise price of a call written if the difference is maintained by the Fund in liquid assets in a segregated account with its custodian.

     A Fund will write covered call options both to reduce the risks associated with certain of its investments and to increase total investment return through the receipt of premiums. In return for the premium income, the Fund will give up the opportunity to profit from an increase in the market price of the underlying security above the exercise price so long as its obligations under the contract continue, except insofar as the premium represents a profit. Moreover, in writing the call option, the Fund will retain the risk of loss should the price of the security decline, which loss the premium is intended to offset in whole or in part. A Fund, in writing "American Style" call options, must assume that the call may be exercised at any time prior to the expiration of its obligations as a writer, and that in such circumstances the net proceeds realized from the sale of the underlying securities pursuant to the call may be substantially below the prevailing market price. In contrast, "European Style" options may only be exercised on the expiration date of the option. Covered call options and the securities underlying such options will be listed on national securities exchanges, except for certain transactions in options on debt securities and foreign securities.

     A Fund may protect itself from further losses due to a decline in value of the underlying security or from the loss of ability to profit from appreciation by buying an identical option, in which case the purchase cost may offset the premium. In order to do this, the Fund makes a "closing purchase transaction"-- the purchase of a call option on the same security with the same exercise price and expiration date as the covered call option which it has previously written on any particular security. The Fund will realize a gain or loss from a closing purchase transaction if the amount paid to purchase a call option in a closing transaction is less or more than the amount received from the sale of the covered call option. Also, because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from the closing out of a call option is likely to be offset in whole or in part by unrealized appreciation of the underlying security owned by the Fund. When a security is to be sold from the Fund's portfolio, the Fund will first effect a closing purchase transaction so as to close out any existing covered call option on that security.

     A closing purchase transaction may be made only on a national or foreign securities exchange (an "Exchange") which provides a secondary market for an option with the same exercise price and expiration date. There is no assurance that a liquid secondary market on an Exchange or otherwise will exist for any particular option, or at any particular time, and for some options no secondary market on an Exchange or otherwise may exist. If a Fund is unable to effect a closing purchase transaction involving an exchange-traded option, the Fund will not sell the underlying security until the option expires or the Fund delivers the underlying security upon exercise. Over-the-counter options differ from exchange-traded options in that they are two-party contracts with price and other terms negotiated between buyer and seller, and generally do not have as much market liquidity as exchange-traded options. Therefore, a closing purchase transaction for an over-the-counter option may in many cases only be made with the other party to the option.

     Each Fund pays brokerage commissions and dealer spreads in connection with writing covered call options and effecting closing purchase transactions, as well as for purchases and sales of underlying securities. The writing of covered call options could result in significant increases in a Fund's portfolio turnover rate, especially during periods when market prices of the underlying securities appreciate. Subject to the limitation that all call and put option writing transactions be covered, the International Bond Fund and International Equity Fund may, to the extent determined appropriate by the Adviser, engage without limitation in the writing of options on their portfolio securities.


     Writing Put Options.  Each Fund, as specified for the Fund in the
     -------------------
Prospectus, may also write covered put options. A put option is a short-term contract which gives the purchaser of the put option, in return for a premium, the right to sell the underlying security to the seller of the option at a specified price during the term of the option. A put option written by the Fund is "covered" if the Fund maintains liquid assets with a value equal to the exercise price in a segregated account with its custodian. A put option is also "covered" if the Fund holds on a share-for-share basis a put on the same security as the put written, where the exercise price of the put held is equal to or greater than the exercise price of the put written, or less than the exercise price of the put written if the difference is maintained by the Fund in liquid assets in a segregated account with its custodian.

     The premium which the Funds receive from writing a put option will reflect, among other things, the current market price of the underlying security, the relationship of the exercise price to such market price, the historical price volatility of the underlying security, the option period, supply and demand and interest rates.

     The Funds may effect a closing purchase transaction to realize a profit on an outstanding put option or to prevent an outstanding put option from being exercised. If a Fund is able to enter into a closing purchase transaction, the Fund will realize a profit or loss from such transaction if the cost of such transaction is less or more than the premium received from the writing of the option. After writing a put option, the Fund may incur a loss equal to the difference between the exercise price of the option and the sum of the market value of the underlying security plus the premium received from the sale of the option.

     In addition, the Funds, as specified for the Fund in the Prospectus, may also write straddles (combinations of covered puts and calls on the same underlying security). The extent to which the Funds may write covered call options and enter into so-called "straddle" transactions involving put or call options may be limited by the requirements of the Code for qualification as a regulated investment company and the Company's intention that each Fund qualify as such.

     Purchasing Options.  Each Fund, as specified for the Fund in the
     ------------------
Prospectus, may purchase put or call options which are traded on an Exchange or in the over-the-counter market. Options traded in the over-the-counter market may not be as actively traded as those listed on an Exchange. Accordingly, it may be more difficult to value such options and to be assured that they can be closed out at any time. The Funds will engage in such transactions only with firms of sufficient creditworthiness so as to minimize these risks.

     The Funds may purchase put options on securities to protect their holdings in an underlying or related security against a substantial decline in market value. Securities are considered related if their price movements generally correlate with one another. The purchase of put options on securities held in the portfolio or related to such securities will enable a Fund to preserve, at least partially, unrealized gains occurring prior to the purchase of the option on a portfolio security without actually selling the security. In addition, the Fund will continue to receive interest or dividend income on the security.

     The Funds may also purchase call options on securities the Funds intend to purchase to protect against substantial increases in prices of such securities pending their ability to invest in an orderly manner in such securities. In order to terminate an option position, the Funds may sell put or call options identical to those previously purchased, which could result in a net gain or loss depending on whether the amount received on the sale is more or less than the premium and other transaction costs paid on the put or call option when it was purchased.

     Special Risks Associated With Options On Securities.  There can be no
     ---------------------------------------------------
assurance that viable markets will develop or continue in the United States or abroad for options on securities. If a put or call option purchased by a Fund is not sold when it has remaining value, and if the market price of the underlying security, in the case of a put, remains equal to or greater than the exercise price, or, in the case of a call, remains less than or equal to the exercise price, the Fund will not be able to exercise profitably the option and will lose its entire investment in the option. Also, the price of a put or call option purchased to hedge against price movements in a related security may move more or less than the price of the related security.

OPTIONS ON FOREIGN CURRENCIES


     Each Fund, as specified for the Fund in the Prospectus, may purchase and write options on foreign currencies for hedging purposes in a manner similar to that of the Fund's transactions in currency futures contracts or forward contracts. A Fund may purchase and write put and call options on foreign currencies for the purpose of protecting against declines in the dollar value of foreign portfolio securities and against increases in the U.S. dollar cost of foreign securities to be acquired. A fund may also use foreign currency options to protect against potential losses in positions denominated in one foreign currency against another foreign currency in which the Fund's assets are or may be invested. For example, a decline in the dollar value of a foreign currency in which portfolio securities are denominated will reduce the dollar value of such securities, even if their value in the foreign currency remains constant. In order to protect against such diminutions in the value of portfolio securities, a Fund may purchase put options on the foreign currency. If the value of the currency does decline, that Fund will have the right to sell such currency for a fixed amount of dollars which exceeds the market value of such currency, resulting in a gain that may offset, in whole or in part, the negative effect of currency depreciation on the value of the Fund's securities denominated in that currency.

     Conversely, if a rise in the dollar value of a currency in which securities to be acquired are denominated is projected, thereby increasing the cost of such securities, a Fund may purchase call options on such currency. If the value of such currency does increase, the purchase of such call options would enable the Fund to purchase currency for a fixed amount of dollars which is less than the market value of such currency, resulting in a gain that may offset, at least partially, the effect of any currency-related increase in the price of securities the Fund intends to acquire. As in the case of other types of options transactions, however, the benefit a Fund derives from purchasing foreign currency options will be reduced by the amount of the premium and related transaction costs. In addition, if currency exchange rates do not move in the direction or to the extent anticipated, a Fund could sustain losses on transactions in foreign currency options which would deprive it of a portion or all of the benefits of advantageous changes in such rates.


     A Fund may also write options on foreign currencies for hedging purposes. For example, if a Fund anticipates a decline in the dollar value of foreign currency-denominated securities due to declining exchange rates, it could, instead of purchasing a put option, write a call option on the relevant currency. If the expected decline occurs, the option will most likely not be exercised, and the diminution in value of portfolio securities will be offset by the amount of the premium received by the Fund.

     Similarly, instead of purchasing a call option to hedge against an anticipated increase in the dollar cost of securities to be acquired, a Fund could write a put option on the relevant currency. If rates move in the manner projected, the put option will expire unexercised and allow the Fund to offset such increased cost up to the amount of the premium. As in the case of other types of options transactions, however, the writing of a foreign currency option will constitute only a partial hedge up to the amount of the premium, and only if rates move in the expected direction. If unanticipated exchange rate fluctuations occur, the option may be exercised and a Fund would be required to purchase or sell the underlying currency at a loss which may not be fully offset by the amount of the premium. As a result of writing options on foreign currencies, a Fund also may be required to forego all or a portion of the benefits which might otherwise have been obtained from favorable movements in currency exchange rates.


     A call option written on foreign currency by a Fund is "covered" if that Fund owns the underlying foreign currency subject to the call or securities denominated in that currency or has an absolute and immediate right to acquire that foreign currency without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian) upon conversion or exchange of other foreign currency held in its portfolio. A call option is also covered if a Fund holds a call on the same foreign currency for the same principal amount as the call written where the exercise price of the call held (a) is equal to or less than the exercise price of the call written or
(b) is greater than the exercise price of the call written if the amount of the difference is maintained by a Fund in liquid assets in a segregated account with its custodian.


     Options on foreign currencies to be written or purchased by a Fund will be traded on U.S. and foreign exchanges or over-the-counter. Exchange-traded options generally settle in cash, whereas options traded over-the-counter may settle in cash or result in delivery of the underlying currency upon exercise of the option. As with other kinds of option transactions, however, the writing of an option on foreign currency will constitute only a partial hedge up to the amount of the premium received and a Fund could be required to purchase or sell foreign currencies at disadvantageous exchange rates, thereby incurring losses. The purchase of an option on foreign currency may constitute an effective hedge against exchange rate fluctuations, although, in the event of rate movements adverse to a Fund's position, a Fund may forfeit the entire amount of the premium plus related transaction costs.

FUTURES TRANSACTIONS


     Each Fund, as specified for the Fund in the Prospectus, may purchase and sell futures contracts on securities, interest rates, foreign currency and on indexes of securities, to hedge against anticipated changes in interest rates and other economic factors that might otherwise have an adverse effect upon the value of a Fund's portfolio securities. An interest rate or stock index futures contract is an agreement to take or make delivery of an amount of cash based on the difference between the value of the index at the beginning and at the end of the contract period. A futures contract on a foreign currency is an agreement to buy or sell a specified amount of a currency for a set price on a future date. The Funds, as specified in the Prospectus, may also enter into such futures contracts in order to lengthen or shorten the average maturity or duration of the Fund's portfolio. For example, a Fund may purchase futures contracts as a substitute for the purchase of longer-term debt securities to lengthen the average duration of a Fund's portfolio of fixed-income securities. A Fund may purchase and sell stock index futures to hedge its securities portfolio with regard to market (systematic) risk (involving the market's assessment of overall economic prospects), as distinguished from stock-specific risk (involving the market's evaluation of the merits of the issuer of a particular security).

     The Funds, as specified for the Fund in the Prospectus, may also purchase and sell other futures when deemed appropriate, in order to hedge the equity or non-equity portions of their portfolios. In addition, each Fund, as specified for the Fund in the Prospectus, may enter into contracts for the future delivery of foreign currencies to hedge against changes in currency exchange rates. Each of the Funds, as specified for the Fund in the Prospectus, may also purchase and write put and call options on futures contracts of the type into which such Fund is authorized to enter and may engage in related closing transactions. In the United States, all such futures on securities, debt index futures, stock index futures, foreign currency futures and related options will be traded on exchanges that are regulated by the Commodity Futures Trading Commission ("CFTC"). Subject to compliance with applicable CFTC rules, the Funds also may enter into futures contracts traded on foreign futures exchanges as long as trading on the aforesaid foreign futures exchanges does not subject a Fund to risks that are materially greater than the risks associated with trading on U.S. exchanges.

     A futures contract is an agreement to buy or sell a security or currency (or to deliver a final cash settlement price in the case of a contract relating to an index or otherwise not calling for physical delivery at the end of trading in the contracts), for a set price in a future month. In the United States, futures contracts are traded on boards of trade which have been designated "contract markets" by the CFTC. Futures contracts trade on these markets through an "open outcry" auction on the exchange floor. Currently, there are futures contracts based on a variety of instruments, indexes and currencies.


     When a purchase or sale of a futures contract is made by a Fund, the Fund is required to deposit with its custodian (or broker, if legally permitted) a specified amount of liquid assets ("initial margin") as a partial guarantee of its performance under the contract. The margin required for a futures contract is set by the exchange on which the contract is traded and may be modified during the term of the contract. The initial margin is in the nature of a performance bond or good faith deposit on the futures contract which is returned to the Fund upon termination of the contract assuming all contractual obligations have been satisfied. Each Fund expects to earn interest income on its initial margin deposits. A futures contract held by a Fund is valued daily at the official settlement price of the exchange on which it is traded. Each day, as the value of the security, currency or index fluctuates, the Fund pays or receives cash, called "variation margin," equal to the daily change in value of the futures contract. This process is known as "marking to market." Variation margin does not represent a borrowing or loan by a Fund but is instead a settlement between the Fund and the broker of the amount one would owe the other if the futures contract expired. In computing daily net asset value, each Fund will mark to market its open futures positions.

     A Fund is also required to deposit and maintain margin with respect to put and call options on futures contracts written by it. Such margin deposits will vary depending on the nature of the underlying futures contract (and the related initial margin requirements), the current market value of the option, and other futures positions held by the Fund.

     Positions taken in the futures markets are not normally held until delivery or final cash settlement is required, but are instead liquidated through offsetting transactions which may result in a gain or a loss. While futures positions taken by a Fund will usually be liquidated in this manner, the Fund may instead make or take delivery of underlying securities or currencies whenever it appears economically advantageous to the Fund to do so. A clearing organization associated with the exchange on which futures are traded assumes responsibility for closing-out transactions and guarantees that as between the clearing members of an exchange, the sale and purchase obligations will be performed with regard to all positions that remain open at the termination of the contract.

     Futures on Debt Securities.  A futures contract on a debt security is a
     --------------------------
binding contractual commitment which, if held to maturity, will result in an obligation to make or accept delivery, during a particular future month, of securities having a standardized face value and rate of return. By purchasing futures on debt securities--assuming a "long" position--a Fund will legally obligate itself to accept the future delivery of the underlying security and pay the agreed-upon price. By selling futures on debt securities--assuming a "short" position--it will legally obligate itself to make the future delivery of the security against payment of the agreed-upon price. Open futures positions on debt securities will be valued at the most recent settlement price, unless such price does not appear to the Directors to reflect the fair value of the contract, in which case the positions will be valued by or under the direction of the Directors.

     Hedging by use of futures on debt securities seeks to establish more certainly than would otherwise be possible the effective rate of return on portfolio securities. A Fund may, for example, take a "short" position in the futures market by selling contracts for the future delivery of debt securities held by the Fund (or securities having characteristics similar to those held by the Fund) in order to hedge against an anticipated rise in interest rates that would adversely affect the value of the Fund's portfolio securities. When hedging of this character is successful, any depreciation in the value of portfolio securities will be substantially offset by appreciation in the value of the futures position.

     On other occasions, a Fund may take a "long" position by purchasing futures on debt securities. This would be done, for example, when the Fund intends to purchase particular securities and it has the necessary cash, but expects the rate of return available in the securities markets at that time to be less favorable than rates currently available in the futures markets. If the anticipated rise in the price of the securities should occur (with its concomitant reduction in yield), the increased cost to the Fund of purchasing the securities will be offset, at least to some extent, by the rise in the value of the futures position taken in anticipation of the subsequent securities purchase. A Fund may also purchase futures contracts as a substitute for the purchase of longer-term securities to lengthen the average duration of the Fund's portfolio.

     The Fund could accomplish similar results by selling securities with long maturities and investing in securities with short maturities when interest rates are expected to increase or by buying securities with long maturities and selling securities with short maturities when interest rates are expected to decline. However, by using futures contracts as a risk management technique, given the greater liquidity in the futures market than in the cash market, it may be possible to accomplish the same result more easily and more quickly.

     Securities Index Futures.  A securities index futures contract does not
     ------------------------
require the physical delivery of securities, but merely provides for profits and losses resulting from changes in the market value of the contract to be credited or debited at the close of each trading day to the respective accounts of the parties to the contract. On the contract's expiration date a final cash settlement occurs and the futures positions are simply closed out. Changes in the market value of a particular stock index futures contract reflect changes in the specified index of equity securities on which the contract is based. A stock index is designed to reflect overall price trends in the market for equity securities.

     Stock index futures may be used to hedge a Fund's securities portfolio with regard to market (systematic) risk, as distinguished from stock-specific risk. Similarly, the Funds, as specified for the Fund in the Prospectus, may enter into futures on debt securities indexes to the extent they have debt securities in their portfolios. By establishing an appropriate "short" position in securities index futures, a Fund may seek to protect the value of its portfolio against an overall decline in the market for securities. Alternatively, in anticipation of a generally rising market, a Fund can seek to avoid losing the benefit of apparently low current prices by establishing a "long" position in securities index futures and later liquidating that position as particular securities are in fact acquired. To the extent that these hedging strategies are successful, the Fund will be affected to a lesser degree by adverse overall market price movements, unrelated to the merits of specific portfolio securities, than would otherwise be the case. A Fund, as specified for the Fund in the Prospectus, may also purchase futures on debt securities or indexes as a substitute for the purchase of longer-term debt securities to lengthen the average duration of the Fund's debt portfolio.

     Currency Futures.  A sale of a currency futures contract creates an
     ----------------
obligation by a Fund, as seller, to deliver the amount of currency called for in the contract at a specified future time for a specified price. A purchase of a currency futures contract creates an obligation by a Fund, as purchaser, to take delivery of an amount of currency at a specified future time at a specified price. A Fund, as specified for the Fund in the Prospectus, may sell a currency futures contract if an Adviser anticipates that exchange rates for a particular currency will fall, as a hedge against a decline in the value of the Fund's securities denominated in such currency. If an Adviser anticipates that exchange rates will rise, the Fund may purchase a currency futures contract to protect against an increase in the price of securities denominated in a particular currency the Fund intends to purchase. Although the terms of currency futures contracts specify actual delivery or receipt, in most instances the contracts are closed out before the settlement date without the making or taking of delivery of the currency. Closing out of a currency futures contract is effected by entering into an offsetting purchase or sale transaction. To offset a currency futures contract sold by a Fund, the Fund purchases a currency futures contract for the same aggregate amount of currency and delivery date. If the price in the sale exceeds the price in the offsetting purchase, the Fund is immediately paid the difference. Similarly, to close out a currency futures contract purchased by the Fund, the Fund sells a currency futures contract. If the offsetting sale price exceeds the purchase price, the Fund realizes a gain, and if the offsetting sale price is less than the purchase price, the Fund realizes a loss.

     A risk in employing currency futures contracts to protect against the price volatility of portfolio securities denominated in a particular currency is that changes in currency exchange rates or in the value of the futures position may correlate imperfectly with changes in the cash prices of a Fund's securities. The degree of correlation may be distorted by the fact that the currency futures market may be dominated by short-term traders seeking to profit from changes in exchange rates. This would reduce the value of such contracts for hedging purposes over a short-term period. Such distortions are generally minor and would diminish as the contract approached maturity. Another risk is that an Adviser could be incorrect in its expectation as to the direction or extent of various exchange rate movements or the time span within which the movements take place.

     Options on Futures.  For bona fide hedging and other appropriate risk
     ------------------
management purposes, the Funds, as specified for the Fund in the Prospectus, also may purchase and write call and put options on futures contracts which are traded on exchanges that are licensed and regulated by the CFTC for the purpose of options trading, or, subject to applicable CFTC rules, on foreign exchanges. A "call" option on a futures contract gives the purchaser the right, in return for the premium paid, to purchase a futures contract (assume a "long" position) at a specified exercise price at any time before the option expires. A "put" option gives the purchaser the right, in return for the premium paid, to sell a futures contract (assume a "short" position), for a specified exercise price at any time before the option expires.

     Upon the exercise of a "call," the writer of the option is obligated to sell the futures contract (to deliver a "long" position to the option holder) at the option exercise price, which will presumably be lower than the current market price of the contract in the futures market. Upon exercise of a "put," the writer of the option is obligated to purchase the futures contract (deliver a "short" position to the option holder) at the option exercise price, which will presumably be higher than the current market price of the contract in the futures market. When an entity exercises an option and assumes a long futures position, in the case of a "call," or a short futures position, in the case of a "put," its gain will be credited to its futures margin account, while the loss suffered by the writer of the option will be debited to its account. However, as with the trading of futures, most participants in the options markets do not seek to realize their gains or losses by exercise of their option rights. Instead, the writer or holder of an option will usually realize a gain or loss by buying or selling an offsetting option at a market price that will reflect an increase or a decrease from the premium originally paid.

     Options on futures contracts can be used by a Fund to hedge substantially the same risks and for the same duration and risk management purposes as might be addressed or served by the direct purchase or sale of the underlying futures contracts. If the Fund purchases an option on a futures contract, it may obtain benefits similar to those that would result if it held the futures position itself.

     The purchase of put options on futures contracts is a means of hedging a Fund's portfolio against the risk of rising interest rates, declining securities prices or declining exchange rates for a particular currency. The purchase of a call option on a futures contract represents a means of hedging against a market advance affecting securities prices or currency exchange rates when the Fund is not fully invested or of lengthening the average maturity or duration of a Fund's portfolio. Depending on the pricing of the option compared to either the futures contract upon which it is based or upon the price of the underlying securities or currencies, it may or may not be less risky than ownership of the futures contract or underlying securities or currencies.

     In contrast to a futures transaction, in which only transaction costs are involved, benefits received in an option transaction will be reduced by the amount of the premium paid as well as by transaction costs. In the event of an adverse market movement, however, the Fund will not be subject to a risk of loss on the option transaction beyond the price of the premium it paid plus its transaction costs, and may consequently benefit from a favorable movement in the value of its portfolio securities or the currencies in which such securities are denominated that would have been more completely offset if the hedge had been effected through the use of futures.

     If a Fund writes options on futures contracts, the Fund will receive a premium but will assume a risk of adverse movement in the price of the underlying futures contract comparable to that involved in holding a futures position. If the option is not exercised, the Fund will realize a gain in the amount of the premium, which may partially offset unfavorable changes in the value of securities held by or to be acquired for the Fund. If the option is exercised, the Fund will incur a loss in the option transaction, which will be reduced by the amount of the premium it has received, but which may partially offset favorable changes in the value of its portfolio securities or the currencies in which such securities are denominated.

     The writing of a call option on a futures contract constitutes a partial hedge against declining prices of the underlying securities or the currencies in which such securities are denominated. If the futures price at expiration is below the exercise price, the Fund will retain the full amount of the option premium, which provides a partial hedge against any decline that may have occurred in the Fund's holdings of securities or the currencies in which such securities are denominated.

     The writing of a put option on a futures contract is analogous to the purchase of a futures contract. For example, if the Fund writes a put option on a futures contract on debt securities related to securities that the Fund expects to acquire and the market price of such securities increases, the net cost to a Fund of the debt securities acquired by it will be reduced by the amount of the option premium received. Of course, if market prices have declined, the Fund's purchase price upon exercise may be greater than the price at which the debt securities might be purchased in the securities market.

     While the holder or writer of an option on a futures contract may normally terminate its position by selling or purchasing an offsetting option of the same series, a Fund's ability to establish and close out options positions at fairly established prices will be subject to the maintenance of a liquid market. The Funds will not purchase or write options on futures contracts unless the market for such options has sufficient liquidity such that the risks associated with such options transactions are not at unacceptable levels.


     Limitations on Purchase and Sale of Futures Contracts and Options on
     --------------------------------------------------------------------
Futures Contracts.  A Fund will only enter into futures contracts or related
-----------------
options which are standardized and traded on a U.S. or foreign exchange or board of trade, or similar entity, or quoted on an automated quotation system. In general, the Funds will engage in transactions in futures contracts and related options only for bona fide hedging and other appropriate risk management purposes, and not for speculation. The Funds will not enter into futures contracts for which the aggregate contract amounts exceed 100% of the Fund's net assets. In addition, with respect to positions in futures and related options that do not constitute bona fide hedging positions, a Fund will not enter into a futures contract of futures option contract if, immediately thereafter, the aggregate initial margin deposits relating to such positions plus premiums paid by it for open futures option positions, less the amount by which any such options are "in-the-money," would exceed 5% of the Fund's total assets. A call option is "in-the-money" if the value of the futures contract that is the subject of the option exceeds the exercise price. A put option is "in-the-money" if the exercise price exceeds the value of the futures contract that is the subject of the option.

     When purchasing a futures contract, a Fund will maintain with its custodian (and mark-to-market on a daily basis) liquid assets that, when added to the amounts deposited with a futures commission merchant as margin, are equal to the market value of the futures contract. Alternatively, the Fund may "cover" its position by purchasing a put option on the same futures contract with a strike price as high or higher than the price of the contract held by the Fund.

     When selling a futures contract, a Fund will maintain with its custodian (and mark-to-market on a daily basis) liquid assets that, when added to the amount deposited with a futures commission merchant as margin, are equal to the market value of the instruments underlying the contract. Alternatively, the Fund may "cover" its position by owning the instruments underlying the contract (or, in the case of an index futures contract, a portfolio with a volatility substantially similar to that of the index on which the futures contract is based), or by holding a call option permitting the Fund to purchase the same futures contract at a price no higher than the price of the contract written by the Fund (or at a higher price if the difference is maintained in liquid assets with the Fund's custodian).

     When selling a call option on a futures contract, a Fund will maintain with its custodian (and mark-to-market on a daily basis) liquid assets that, when added to the amounts deposited with a futures commission merchant as margin, equal the total market value of the futures contract underlying the call option. Alternatively, the Fund may cover its position by entering into a long position in the same futures contract at a price no higher than the strike price of the call option, by owning the instruments underlying the futures contract, or by holding a separate call option permitting the Fund to purchase the same futures contract at a price not higher than the strike price of the call option sold by the Fund.


     When selling a put option on a futures contract, a Fund will maintain with its custodian (and mark-to-market on a daily basis) liquid assets that equal the purchase price of the futures contract, less any margin on deposit. Alternatively, the Fund may cover the position either by entering into a short position in the same futures contract, or by owning a separate put option permitting it to sell the same futures contract so long as the strike price of the purchased put option is the same or higher than the strike price of the put option sold by the Fund.

     The requirements for qualification as a regulated investment company also may limit the extent to which a Fund may enter into futures or futures options. See "Tax Information."


     Risks Associated with Futures and Futures Options.  There are several risks
     -------------------------------------------------
associated with the use of futures contracts and futures options as hedging techniques. There can be no assurance that hedging strategies using futures will be successful. A purchase or sale of a futures contract may result in losses in excess of the amount invested in the futures contract. There can be no guarantee that there will be a correlation between price movements in the hedging vehicle and in the Fund's securities being hedged. An incorrect correlation could result in a loss on both the hedged securities or currencies and the hedging vehicle so that the portfolio return might have been better had hedging not be attempted. In addition, there are significant differences between the securities and futures markets that could result in an imperfect correlation between the markets, causing a given hedge not to achieve its objectives. The degree of imperfection of correlation depends on circumstances such as variations in speculative market demand for futures and futures options on securities, including technical influences in futures trading and futures options, and differences between the financial instruments being hedged and the instruments underlying the standard contracts available for trading in such respects as interest rate levels, maturities, and creditworthiness of issuers.
A decision as to whether, when and how to hedge involves the exercise of skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of market behavior or unexpected interest rate trends.

     Futures exchanges may limit the amount of fluctuation permitted in certain futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of the current trading session. Once the daily limit has been reached in a futures contract subject to the limit, no more trades may be made on that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses because the limit may work to prevent the liquidation of unfavorable positions. For example, futures prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of positions and subjecting some holders of futures contracts to substantial losses.

     There can be no assurance that a liquid market will exist at a time when a Fund seeks to close out a futures or a futures option position, and that Fund would remain obligated to meet margin requirements until the position is closed. In addition, many of the contracts discussed above are relatively new instruments without a significant trading history. As a result, there can be no assurance that an active secondary market will develop or continue to exist. Lack of a liquid market for any reason may prevent the Fund from liquidating an unfavorable position and the Fund would remain obligated to meet margin requirements until the position is closed.

     Additional Risks of Options on Securities, Futures Contracts, Options on
     ------------------------------------------------------------------------
Futures Contracts, and Forward Currency Exchange Contracts and Options Thereon.
------------------------------------------------------------------------------
Options on securities, futures contracts, options on futures contracts, currencies and options on currencies may be traded on foreign exchanges. Such transactions may not be regulated as effectively as similar transactions in the United States; may not involve a clearing mechanism and related guarantees; and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities. The value of such positions also could be adversely affected by (i) other complex foreign political, legal and economic factors, (ii) lesser availability than in the United States of data on which to make trading decisions, (iii) delays in a Fund's ability to act upon economic events occurring in foreign markets during non-business hours in the United States, (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States, and (v) lesser trading volume.

SWAP AGREEMENTS

     The International Bond Fund, International Equity Fund and Multi-Asset Fund may enter into interest rate, index and currency exchange rate swap agreements for purposes of attempting to obtain a particular desired return at a lower cost to the Fund than if the Fund had invested directly in an instrument that yielded that desired return or for other portfolio management purposes. The EAFE Index Fund may enter into index and currency exchange rate swap agreements, the Indexed Bond Fund may invest up to 10% of its total assets in interest rate and index swap agreements and the Indexed Equity Fund may enter into index swap agreements. Swap agreements are two party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard "swap" transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or "swapped" between the parties are calculated with respect to a "notional amount," i.e., the return on or increase in value of a particular dollar amount
         ----
invested at a particular interest rate, in a particular foreign currency, or in a "basket" of securities representing a particular index. The "notional amount" of the swap agreement is only a fictive basis on which to calculate the obligations which the parties to a swap agreement have agreed to exchange. Most swap agreements entered into by the Funds would calculate the obligations of the parties to the agreement on a "net" basis. Consequently, a Fund's obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the "net amount"). A Fund's obligations under a swap agreement will be accrued daily (offset against any amounts owing to the Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by the maintenance of a segregated account consisting of liquid assets to avoid any potential leveraging of the Fund's portfolio. The International Bond Fund and International Equity Fund will not enter into a swap agreement with any single party if the net amount owed or to be received under existing contracts with that party would exceed 5% of the Fund's assets. The EAFE Index Fund, Indexed Bond Fund, Indexed Equity Fund and Multi-Asset Fund may enter into swap agreements only to the extent that obligations under such agreements represent not more than 10% of the Fund's total assets.

     Commonly used swap agreements include interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or "cap"; interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified level, or "floor"; and interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels.

     Whether a Fund's use of swap agreements will be successful in furthering its investment objective will depend on the Adviser's ability to correctly predict whether certain types of investments are likely to produce greater returns than other investments. Because they are two party contracts and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid. Moreover, a Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. The Adviser will cause a Fund to enter into swap agreements only with counterparties that would be eligible for consideration as repurchase agreement counterparties under the Fund's repurchase agreement guidelines. Certain restrictions imposed on the Funds by the Internal Revenue Code may limit the Funds' ability to use swap agreements. The swaps market is a relatively new market and is largely unregulated. It is possible that developments in the swaps market, including potential government regulation, could adversely affect a Fund's ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

     Certain swap agreements are exempt from most provisions of the Commodity Exchange Act ("CEA") and, therefore, are not regulated as futures or commodity option transactions under the CEA, pursuant to regulations approved by the Commodity Futures Trading Commission ("CFTC") effective February 22, 1993. To qualify for this exemption, a swap agreement must be entered into by "eligible participants," which includes the following, provided the participants' total assets exceed established levels: a bank or trust company, savings association or credit union, insurance company, investment company subject to regulation under the Investment Company Act of 1940, commodity pool, corporation, partnership, proprietorship, organization, trust or other entity, employee benefit plan, governmental entity, broker-dealer, futures commission merchant, natural person, or regulated foreign person. To be eligible, natural persons and most other entities must have total assets exceeding $10 million; commodity pools and employee benefit plans must have assets exceeding $5 million. In addition, an eligible swap transaction must meet three conditions. First, the swap agreement may not be part of a fungible class of agreements that are standardized as to their material economic terms. Second, the creditworthiness of parties with actual or potential obligations under the swap agreement must be a material consideration in entering into or determining the terms of the swap agreement, including pricing, cost or credit enhancement terms.

Third, swap agreements may not be entered into and traded on or through a multilateral transaction execution facility.

     This exemption is not exclusive, and participants may continue to rely on existing exclusions for swaps, such as the Policy Statement issued in July 1989 which recognized a safe harbor for swap transactions from regulation as futures or commodity option transactions under the CEA or its regulations. The Policy Statement applies to swap transactions settled in cash that (1) have individually tailored terms, (2) lack exchange style offset and the use of a clearing organization or margin system, (3) are undertaken in conjunction with a line of business, and (4) are not marketed to the public.

FORWARD FOREIGN CURRENCY CONTRACTS

     A forward foreign currency contract (a "forward contract") is an obligation to purchase or sell a specific currency for an agreed price at a future date (usually less than a year), which is individually negotiated and privately traded by currency traders and their customers. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades. Although foreign exchange dealers do not charge a fee for commissions, they do realize a profit based on the difference between the price at which they are buying and selling various currencies. Although these contracts are intended to minimize the risk of loss due to a decline in the value of the hedged currencies, at the same time, they tend to limit any potential gain which might result should the value of such currencies increase.

     While a Fund may enter into forward contracts to reduce currency exchange risks, changes in currency exchange rates may result in poorer overall performance for the Fund than if it had not engaged in such transactions. Moreover, there may be an imperfect correlation between a Fund's portfolio holdings of securities denominated in a particular currency and forward contracts entered into by the Fund. Such imperfect correlation may prevent the Fund from achieving the intended hedge or expose the Fund to the risk of currency exchange loss.

     A Fund will not enter into forward contracts or maintain a net exposure to such contracts where the consummation of the contracts would obligate the Fund to deliver an amount of currency in excess of the value of the Fund's portfolio securities or other assets denominated in that currency.

     A Fund will hold liquid assets in a segregated account with its custodian in an amount equal (on a daily marked-to-market basis) to the amount of the commitments under these contracts. At the maturity of a forward contract, a Fund may either accept or make delivery of the currency specified in the contract, or prior to maturity, enter into a closing purchase transaction involving the purchase or sale of an offsetting contract. Closing purchase transactions with respect to forward contracts are usually effected with the currency trader who is a party to the original forward contract. A Fund will only enter into such a forward contract if it is expected that there will be a liquid market in which to close out the contract. However, there can be no assurance that a liquid market will exist in which to close a forward contract, in which case the Fund may suffer a loss.

     Normally, consideration of the prospect for currency parities will be incorporated in a longer term investment decision made with regard to overall diversification strategies. However, each Adviser believes that it is important to have the flexibility to enter into such forward contracts when it determines that the best interest of a Fund will be served. For example, when a Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, it may desire to "lock in" the U.S. dollar price of the security. By entering into a forward contract for the purchase or sale, for a fixed amount of U.S. dollars, of the amount of foreign currency involved in the underlying security transaction, a Fund will be able to insulate itself from a possible loss resulting from a change in the relationship between the U.S. dollar and the subject foreign currency during the period between the date on which the security is purchased or sold and the date on which payment is made or received, although a Fund would also forego any gain it might have realized had rates moved in the opposite direction. This technique is sometimes referred to as a "settlement" hedge or "transaction" hedge.

     When an Adviser believes that the currency of a particular foreign country may suffer a substantial decline against the U.S. dollar, it may enter into a forward contract to sell, for a fixed amount of dollars, the amount of foreign currency approximating the value of some or all of a Fund's portfolio securities denominated in such foreign currency. Such a hedge (sometimes referred to as a "position hedge") will tend to offset both positive and negative currency fluctuations, but will not offset changes in security values caused by other factors. The Fund also may hedge the same position by using another currency (or a basket of currencies) expected to perform in a manner substantially similar to the hedged currency ("proxy" hedge). The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible since the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it matures. With respect to positions that constitute "transaction" or "position" hedges (including "proxy" hedges), a Fund will not enter into forward contracts to sell currency or maintain a net exposure to such contracts if the consummation of such contracts would obligate the Fund to deliver an amount of foreign currency in excess of the value of the Fund's portfolio securities or other assets denominated in that currency (or the related currency, in the case of a "proxy" hedge).

     Finally, a Fund may enter into forward contracts to shift its investment exposure from one currency into another currency that is expected to perform inversely with respect to the hedged currency relative to the U.S. dollar.
This type of strategy, sometimes known as a "cross-currency" hedge, will tend to reduce or eliminate exposure to the currency that is sold, and increase exposure to the currency that is purchased, much as if the Fund had sold a security denominated in one currency and purchased an equivalent security denominated in another. "Cross-currency" hedges protect against losses resulting from a decline in the hedged currency, but will cause the Fund to assume the risk of fluctuations in the value of the currency it purchases.

     At the consummation of the forward contract, a Fund may either make delivery of the foreign currency or terminate its contractual obligation to deliver the foreign currency by purchasing an offsetting contract obligating it to purchase at the same maturity date the same amount of such foreign currency. If a Fund chooses to make delivery of the foreign currency, it may be required to obtain such currency for delivery through the sale of portfolio securities denominated in such currency or through conversion of other assets of the Fund into such currency. If a Fund engages in an offsetting transaction, the Fund will realize a gain or a loss to the extent that there has been a change in forward contract prices. Closing purchase transactions with respect to forward contracts are usually effected with the currency trader who is a party to the original forward contract.

     A Fund's dealing in forward contracts will be limited to the transactions described above. Of course, a Fund is not required to enter into such transactions with regard to its foreign currency-denominated securities and will not do so unless deemed appropriate by an Adviser. A Fund generally will not enter into a forward contract with a term of greater than one year.

     In cases of transactions which constitute "transaction" or "settlement" hedges or "position" hedges (including "proxy" hedges) or "cross-currency" hedges that involve the purchase and sale of two different foreign currencies directly through the same forward foreign currency contact, a Fund may deem its forward currency hedge position to be covered by underlying Fund portfolio securities or may establish a Segregated Account with its Custodian in an amount equal to the value of the Fund's total assets committed to the consummation of the subject hedge. The Segregated Account will consist of liquid assets. In the case of "anticipatory" hedges and "cross-currency" hedges that involve the purchase and sale of two different foreign currencies indirectly through separate forward currency contracts, the Fund will establish a Segregated Account with its Custodian as described above. In the event a Fund establishes a Segregated Account, the Fund will mark-to-market the value of the assets in the Segregated Account. If the value of the assets placed in the separate account declines, additional liquid assets will be placed in the account by the Fund on a daily basis so that the value of the account will equal the amount of the Fund's commitments with respect to such contracts.

     It should be realized that this method of protecting the value of a Fund's portfolio securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange which can be achieved at some future point in time. It also reduces any potential gain which may have otherwise occurred had the currency value increased above the settlement price of the contract.

     The Advisers believe that active currency management can enhance portfolio returns through opportunities arising from interest rate differentials between securities denominated in different currencies and/or changes in value between currencies. Moreover, the Advisers believe active currency management can be employed as an overall portfolio risk management tool. For example, in their view, foreign currency management can provide overall portfolio risk diversification when combined with a portfolio of foreign securities and the market risks by currency strategies which may not involve the currency in which the foreign security is denominated.

     Forward contracts are intended to minimize the risk of loss to a Fund from adverse changes in the relationship between the U.S. dollar and foreign currencies. Such contracts do not eliminate fluctuations in the underlying prices of securities held by the Funds. Although such contracts tend to minimize the risk of loss due to a decline in the value of a currency that has been sold forward, and the risk of loss due to an increase in the value of a currency that has been purchased forward, at the same time they tend to limit any potential gain that might be realized should the value of such currency increase.

     The Funds cannot assure that their use of forward contracts will always be successful. Successful use of forward contracts depends on the Adviser's skill in analyzing and predicting relative currency values. Forward contracts alter a Fund's exposure to currency exchange rate activity and could result in losses to the

Fund if currencies do not perform as the Adviser anticipates. A Fund may also incur significant costs when converting assets from one currency to another.

     A Fund's foreign currency transactions may be limited by the requirements of Subchapter M of the Code for qualification as a regulated investment company.

 FOREIGN INDEX-LINKED INSTRUMENTS

     As part of its investment program, and to maintain greater flexibility, the EAFE Index Fund, International Equity Fund, Multi-Asset Fund and International Bond Fund may invest in instruments which have the investment characteristics of particular securities, securities indexes, futures contracts or currencies.
Such instruments may take a variety of forms, such as debt instruments with interest or principal payments determined by reference to the value of a currency or commodity at a future point in time. For example, a Fund may, subject to compliance with its respective limitations applicable to its investment in debt securities, invest in instruments issued by the U.S. or a foreign government or by private issuers that return principal and/or pay interest to investors in amounts which are linked to the level of a particular foreign index ("foreign index-linked instruments"). A foreign index may be based upon the exchange rate of a particular currency or currencies or the differential between two currencies, or the level of interest rates in a particular country or countries or the differential in interest rates between particular countries. In the case of foreign index-linked instruments linking the interest components to a foreign index, the amount of interest payable will adjust periodically in response to changes in the level of the foreign index during the term of the foreign index-linked instrument. The risks of such investments would reflect the risks of investing in the index or other instrument, the performance of which determines the return for the instrument. Tax considerations may limit the Funds' ability to invest in foreign index-linked instruments.

WARRANTS

     With the exception of the International Bond Fund and International Equity Fund, a Fund's investments in warrants (not including those that have been acquired in units or attached to other securities) will be limited to no more than 5% of its net assets measured at the time of the acquisition. Included within that amount, but not to exceed 2% of the Fund's net assets, may be warrants not listed on the New York or American Stock Exchanges. The International Bond Fund and International Equity Fund may not invest more than 5% of the Fund's net assets, nor exceed 2% of assets if a warrant's underlying securities are not traded on a principal domestic or foreign exchange.

     The holder of a warrant has the right to purchase a given number of shares of a particular issuer at a specified price until expiration of the warrant. Such investments can provide a greater potential for profit or loss than an equivalent investment in the underlying security. Prices of warrants do not necessarily move in tandem with the prices of the underlying securities, and are speculative investments. Warrants pay no dividends and confer no rights other than a purchase option. If a warrant is not exercised by the date of its expiration, the Fund will lose its entire investment in such warrant.

SHORT SALES AGAINST THE BOX

     A short sale is a transaction in which a Fund sells through a broker a security it does not own in anticipation of a decline in market price. A short sale "against the box" is a short sale in which, at the time of the short sale, a Fund owns or has the right to obtain securities equivalent in kind and amount. Each of the Funds will only enter into short sales against the box. A Fund may enter into a short sale against the box among other reasons, to hedge against a possible market decline in the value of a security owned or to defer recognition of a gain or loss for federal income tax purposes on the security owned by the Fund. If the value of a security sold short against the box increases, the Fund would suffer a loss when it purchases or delivers to the selling broker the security sold short. The proceeds of the short sale are retained by the broker pursuant to applicable margin rules. In addition, the Fund may segregate assets, equal in value to 50% of the value of the short sale, in a special account with the Fund's custodian. The segregated assets are pledged to the broker pursuant to applicable margin rules. If a broker, with which the Fund has open short sales, were to become bankrupt, a Fund could experience losses or delays in recovering gains on short sales. The Funds will only enter into short sales against the box with brokers they believe are creditworthy. Short sales against the box will be limited to no more than 25% of a Fund's assets.

HIGH YIELD/HIGH RISK SECURITIES

     Analysis of the creditworthiness of issuers of high yield/high risk bonds may be more complex than for issuers of higher quality debt securities, and the ability of the Fund to achieve its investment objective may, to the extent of its investment in high yield/high risk bonds, be more dependent upon such creditworthiness analysis than would be the case if the Fund were investing in higher quality bonds.

     High yield/high risk bonds may be more susceptible to real or perceived adverse economic and competitive industry conditions than higher grade bonds. The prices of high yield/high risk bonds have been found to be less sensitive to interest rate changes than more highly rated investments, but more sensitive to adverse economic downturns or individual corporate developments. If the issuer of high yield/high risk bonds defaults, the Fund may incur additional expenses to seek recovery. In the case of high yield/high risk bonds structured as zero coupon or payment-in-kind securities, the market prices of such securities are affected to a greater extent by interest rate changes and, therefore, tend to be more volatile than securities which pay interest periodically and in cash.

     The secondary market on which high yield/high risk bonds are traded may be less liquid than the market for higher grade bonds. Less liquidity in the secondary trading market could adversely affect the price at which the Fund could sell a high yield/high risk bond, and could adversely affect and cause large fluctuations in the daily net asset value of the Fund's shares. A projection of an economic downturn or of a period of rising interest rates, for example, could cause a decline in high yield/high risk bond prices because the advent of a recession could lessen the ability of a highly leveraged company to make principal and interest payments on its debt securities. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of high yield/high risk bonds, especially in a thinly traded market.

     Legislation designed to limit the use of high yield/high risk bonds in corporate transactions may have a material adverse effect on the International Bond Fund's net asset value and investment practices. In addition, there may be special tax considerations associated with investing in high yield/high risk bonds structured as zero coupon or payment-in-kind securities. Interest on these securities is recorded annually as income even though no cash interest is received until the security's maturity or payment date. As a result, the amounts which have accrued each year are required to be distributed to shareholders and, such amounts will be taxable to shareholders. Therefore, the Fund may have to sell some of its assets to distribute cash to shareholders. These actions are likely to reduce the Fund's assets and may thereby increase its expense ratios and decrease its rate of return.

     The use of credit ratings as the sole method for evaluating high yield/high risk bonds also involves certain risks. For example, credit ratings evaluate the safety of principal and interest payments, not the market value risk of high yield/high risk bonds. Also, credit rating agencies may fail to change credit ratings on a timely basis to reflect subsequent events.

ZERO COUPON BONDS

     Zero coupon bonds are debt obligations issued without any requirement for the periodic payment of interest. Zero coupon bonds are issued at a significant discount from the face value. The discount approximates the total amount of interest the bonds would accrue and compound over the period until maturity at a rate of interest reflecting the market rate at the time of issuance. Cash to pay dividends representing unpaid, accrued interest may be obtained from sales proceeds of portfolio securities and Fund shares and from loan proceeds. Because interest on zero coupon obligations is not paid to the Fund on a current basis but is in effect compounded, the value of the securities of this type is subject to greater fluctuations in response to changing interest rates than the value of debt obligations which distribute income regularly. Zero coupon bonds tend to be subject to greater market risk than interest paying securities of similar maturities. The discount represents income a portion of which a Fund must accrue and distribute every year even though the Fund receives no payment on the investment in that year.

                            INVESTMENT RESTRICTIONS

     The Funds' investment objectives, and investment restrictions set forth in the Prospectus under "Investment Restrictions," and below, are fundamental policies of each Fund; i.e., they may not be changed with respect to a Fund
                       ----
without a majority vote of the outstanding shares of that Fund. Except for those investment policies of a Fund specifically identified as fundamental in the Prospectus and this Statement of Additional Information, all other investment policies and practices described may be changed by the Board of Directors without the approval of shareholders.

     Unless otherwise indicated, all of the percentage limitations below, and in the fundamental investment restrictions recited in the Prospectus, apply to each Fund on an individual basis, and apply only at the time a transaction is entered into. Accordingly, if a percentage restriction is adhered to at the time of investment, a later increase or decrease in the percentage which results from a relative change in values or from a change in a Fund's net assets will not be considered a violation.

     In addition to the fundamental restrictions set forth in the Prospectus, each Fund has adopted a fundamental restriction that it may not:

     (1) purchase or sell real estate, including real estate limited partnership interests (although it may purchase securities secured by real estate or interests therein, or securities issued by companies which invest in real estate, or interests therein);

     (2) purchase or sell commodities, commodities contracts, or oil, gas or mineral programs or interests in oil, gas or mineral leases (other than securities of companies that invest in or sponsor those programs), except that, subject to restrictions described in the Prospectus and elsewhere in this Statement of Additional Information (i) a Fund may enter into futures contracts and options on futures contracts; (ii) a Fund may enter into forward foreign currency contracts and foreign currency options; and (iii) the International Bond Fund and International Equity Fund may purchase or sell currencies on a spot or forward basis and may enter into futures contracts on securities, currencies or on indexes of such securities or currencies, or any other financial instruments, and may purchase and sell options on such futures contracts; or

     (3) act as an underwriter of securities of other issuers, except to the extent that in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under the Federal securities laws.

                            ADDITIONAL RESTRICTIONS

     Each Fund has adopted the following additional restrictions which are not fundamental and which may be changed without stockholder approval, to the extent permitted by applicable law, regulation or regulatory policy.

     Unless otherwise indicated, all percentage limitations apply to each Fund on an individual basis, and apply only at the time a transaction is entered into. Accordingly, if a percentage restriction is adhered to at the time of investment, a later increase or decrease in the percentage which results from a relative change in values or from a change in a Fund's net assets will not be considered a violation.

     Under these restrictions, a Fund may not:

     (1) (except for the International Bond Fund and International Equity Fund) purchase puts, calls, straddles, spreads and any combination thereof if, as a result, the value of its aggregate investment in such classes of securities would exceed 5% of its total assets;

     (2) purchase securities that may not be sold without first being registered under the Securities Act of 1933, as amended ("restricted securities") other than Rule 144A securities determined to be liquid pursuant to guidelines adopted by the Company's Board of Directors; enter into repurchase agreements having a duration of more than seven days; purchase loan participation interests that are not subject to puts; purchase instruments lacking readily available market quotations ("illiquid instruments"); or purchase or sell over-the-counter options, if as a result of the purchase or sale, the Fund's aggregate holdings of restricted securities, repurchase agreements having a duration of more than seven days, loan participation interests that are not subject to puts, illiquid instruments, and over-the-counter options purchased by the Fund and the assets used as cover for over-the-counter options written by the Fund exceed 10% of the Fund's net assets (15% of net assets in the case of the International Bond Fund and International Equity
Fund);



     (3)  invest in other companies for the purpose of exercising control;

     (4) purchase the securities of other investment companies, except to the extent permitted by the 1940 Act or in connection with a merger, consolidation, acquisition or reorganization;

     (5) the International Bond Fund and International Equity Fund may not sell securities short, except for covered short sales or unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, and provided that transactions in options, futures and forward contracts are deemed not to constitute short sales of securities;

     (6) the International Bond Fund and International Equity Fund may not purchase securities on margin, except that the Fund may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments in connection with futures contracts and options on futures contracts shall not constitute the purchase of securities on margin.


     A Fund may make commitments more restrictive than the restrictions listed above so as to permit the sale of shares in certain states. Should a Fund determine that any commitment is no longer in the best interests of the Fund's shareholders, the Fund will revoke the commitment by terminating the sale of shares in the relevant state.

                           MANAGEMENT OF THE COMPANY

DIRECTORS AND OFFICERS

     The Directors and Officers of the Company, their addresses, ages and their principal occupations during the past five years are as follows (unless otherwise indicated, the address of all persons below is 51 Madison Avenue, New York, NY 10010):




Name,                                 Position(s) with                         Principal Occupation(s)
Address and Age                         the Company                              During Past 5 Years
---------------------------  ----------------------------------  ---------------------------------------------------

Alice T. Kane, 49            Director and Chairperson of the     Executive Vice President, New York Life Insurance
                             Board of Directors*                 Company, 1992 to present; General Counsel, New
                                                                 York Life Insurance Company, 1992 to 1995; Senior
                                                                 Vice President and General Counsel, New York Life
                                                                 Insurance Company, 1986 to 1992; Corporate
                                                                 Secretary, New York Life Insurance Company,
                                                                 1989-1994; Vice President and General Counsel, New
                                                                 York Life Insurance Company, 1985 to 1986; Trustee



Name,                                 Position(s) with                         Principal Occupation(s)
Address and Age                         the Company                              During Past 5 Years
---------------------------  ----------------------------------  ---------------------------------------------------

                                                                 and Chairperson, The MainStay Funds, 1994 to
                                                                 present; Director, New York Life Foundation, 1992
                                                                 to 1995; Director, New York Life International
                                                                 Investment Inc., 1988 to present; Director, NYLIFE
                                                                 Inc., 1990 to present; Vice President, NYLIFE
                                                                 Inc., 1989 to present; and Secretary, NYLIFE Inc.,
                                                                 1989 to 1994; Director, MacKay-Shields Financial
                                                                 Corporation, 1994 to present; Director, New York
                                                                 Life Benefit Services, Inc., (pension consultant
                                                                 and third party administrator), 1994 to present;
                                                                 Director, NYLIFE Securities Inc. (registered
                                                                 broker-dealer), 1994 to present; Director,
                                                                 Eagle
                                                                 Strategies Corp. (registered investment adviser),
                                                                 1994 to present; Director, NYLIFE Distributors
                                                                 Inc., 1994 to present; Director, Greystone Realty
                                                                 Corporation, 1994 to present; Director, Monitor
                                                                 Capital Advisors, Inc., 1994 to present; Director,
                                                                 NYL Management Limited, 1995 to present; Director,
                                                                 Sanus Corp. Health Systems; 1984 to 1995;
                                                                 Director, NYLCare Health Plans, Inc. (formerly
                                                                 Sanus Corp. Health Systems); November 1995 to
                                                                 present; Director, New York Life Trust Company, (a
                                                                 limited purpose trust company), 1995 to present;
                                                                 Director, Japan Gamma Asset Management Limited,
                                                                 1995 to present; Director, New York Life Worldwide
                                                                 Holding, Inc., 1995 to present; Director, New York
                                                                 Life and Health Insurance Company, 1996 to
                                                                 present; Director, NYLINK Insurance Agency
                                                                 Incorporated, 1996 to present; Director, MainStay
                                                                 Shareholder Services Inc., 1997 to present;
                                                                 Director, NASD Regulation, Inc., 1996 to present;
                                                                 Member, Board of Governors of the National
                                                                 Association of Securities Dealers, Inc., 1994 to
                                                                 1996; Member, American Council of Life Insurance
                                                                 Deputies Solvency Oversight Committee, 1991 to
                                                                 1995; Board of Governors, Association of Life
                                                                 Insurance Counsel, 1992 to 1996.


Patrick G. Boyle, 43         Director*                           Senior Vice President, Pension Department, New
                                                                 York Life Insurance Company, 1991 to present; Vice
                                                                 President, Pension Department, New York Life
                                                                 Insurance Company, 1988-1991; Pension Vice
                                                                 President, Pension Department, New York Life
                                                                 Insurance Company, 1986-1988; Assistant Vice
                                                                 President, Pension Department, New York Life
                                                                 Insurance Company, 1985-1986; Director, NYLIFE
                                                                 Distributors Inc., 1993 to 1996; Chairman, Monitor
                                                                 Capital Advisors, Inc., 1996 to present, and
                                                                 Director, 1991 to present; Director, New York Life
                                                                 Benefit Services, Inc., 1994 to present; Director,
                                                                 New York Life International Investment Inc., 1995
                                                                 to present; Director, New York Life Trust Company,
                                                                 1995 to present; Director, NYL Capital Management
                                                                 Limited, 1994 to present; Member, American Council
                                                                 of Life Insurance Pension Committee, 1992 to
                                                                 present.

Lawrence Glacken, 69         Director                            Retired, 1987 to present; Vice President,
353 Canterbury Drive                                             Investment Banking, The First  Boston Corporation,
Ramsey, NJ  07446                                                1964-1987.



Name,                                 Position(s) with                         Principal Occupation(s)
Address and Age                         the Company                              During Past 5 Years
---------------------------  ----------------------------------  ---------------------------------------------------

Robert P. Mulhearn, 50       Director                            Private Investor, 1987 to present; Managing
60 Twin Brooks Road                                              Director, Morgan Stanley, 1979-1987.
Saddle River, NJ  07458


Susan B. Kerley, 45          Director                            President, Global Research Associates, 1990 to
P.O. 9572                                                        present; Manager, Special Investments, Rockefeller
New Haven, CT 06535                                              & Co., 1988-1990; Director of Research, Rogers,
                                                                 Casey and Barksdale, 1983-1988; Director, Landmark
                                                                 Funds, 1991 to present.



Linda M. Livornese, 45       President                           Vice President, Pension Department, New York Life
                                                                 Insurance Company, 1990 to present; Pension Vice
                                                                 President, Pension Department, New York Life
                                                                 Insurance Company, 1988-1990; Assistant
                                                                 Vice President, Pension Department, New York Life
                                                                 Insurance Company, 1986-1988; Vice President,
                                                                 NYLIFE Distributors Inc., 1993 to present; Vice
                                                                 President, NYLIFE Securities Inc., 1992 to
                                                                 present.

Jefferson C. Boyce, 40       Senior Vice President               Senior Vice President, New York Life Insurance
                                                                 Company, 1994 to present; Senior Vice President,
                                                                 The MainStay Funds, 1995 to present; Director,
                                                                 Monitor Capital Advisors, Inc., 1991 to present
                                                                 and Senior Vice President, 1996 to present;
                                                                 Director, MSC Holding, Inc., 1992 to present and
                                                                 Secretary, 1994 to present; Director, Eagle
                                                                 Strategies Corp., 1993 to present; Director,
                                                                 NYLIFE Equity, Inc., 1993 to present; President
                                                                 and Chief Executive Officer, NYLIFE Distributors
                                                                 Inc., 1996 to present and Director, 1993 to
                                                                 present; Director, NYLIFE Inc., 1993 to present;
                                                                 Director, NYLIFE Structured Asset Management
                                                                 Company Ltd., 1993 to present; Director, CNP
                                                                 Realty Investments, Inc., 1994 to present;
                                                                 Director New York Life Benefit Services, Inc.,
                                                                 1994 to present; Director, NYLIFE Depositary
                                                                 Corporation, 1994 to present; Director, NYLIFE
                                                                 Realty Inc., 1994 to present; Director, NYLIFE SFD
                                                                 Holding Inc. (formerly NAFCO, Inc.), 1994 to
                                                                 present; Director, President and Chief Executive
                                                                 Officer, NYLIFE Securities Inc., 1996 to present;
                                                                 Chairman and Director, MainStay Shareholder
                                                                 Services Inc., 1997 to present; Chief
                                                                 Administrative Officer, Pension, Mutual Funds,
                                                                 Structured Finance, Corporate Quality, Human
                                                                 Resources and Employees' Health Departments, New
                                                                 York Life Insurance Company, 1992 to 1994; Vice
                                                                 President, Pension Department, New York Life
                                                                 Insurance Company, 1989 to 1992.

Robert S. Fenster, 47        Vice President                      Vice President, Pension Department, New York Life
                                                                 Insurance Company, 1988 to present; Director New
                                                                 York Life Trust Company, 1995 to present.

Michael J. Harrington, 47    Vice President                      Vice President, Pension Department, New York Life
                                                                 Insurance Company, 1989 to present.

Richard W. Zuccaro, 47       Tax Vice President                  Vice President, New York Life Insurance Company,
                                                                 1995 to present; Vice President -- Tax, New York
                                                                 Life Insurance Company, 1986 to 1995; Tax Vice
                                                                 President, NYLIFE Securities Inc., 1987 to
                                                                 present; Tax Vice President, NYLIFE SFD Holding



Name,                                 Position(s) with                         Principal Occupation(s)
Address and Age                         the Company                              During Past 5 Years
---------------------------  ----------------------------------  ---------------------------------------------------

                                                                 Inc., 1990 to present; Tax Vice President, NYLIFE
                                                                 Depositary Inc., 1990 to present; Tax Vice
                                                                 President, NYLIFE Inc., 1990 to present; Tax Vice
                                                                 President, NYLIFE Insurance Company of Arizona,
                                                                 1990 to present; Tax Vice President, NYLIFE Realty
                                                                 Inc., 1991 to present; Tax Vice President, NYLICO
                                                                 Inc., 1991 to present; Tax Vice President, New
                                                                 York Life Fund Inc., 1991 to present; Tax Vice
                                                                 President, New York Life International Investment,
                                                                 Inc., 1991 to present; Tax Vice President NYLIFE
                                                                 Funding Inc., 1991 to present; Tax Vice President,
                                                                 NYLCO, 1991 to present; Tax Vice President, NYLIFE
                                                                 Equity Inc., 1991 to present; Tax Vice President,
                                                                 MainStay VP Series Fund, Inc., 1991 to present;
                                                                 Tax Vice President, CNP Realty Investments, Inc.,
                                                                 1991 to present; Tax Vice President, New York Life
                                                                 Worldwide Holding, Inc., 1992 to present; Tax Vice
                                                                 President, NYLIFE Structured Asset Management
                                                                 Company Ltd., 1992 to present; Tax Vice President,
                                                                 The MainStay Funds, 1991 to present; Tax Vice
                                                                 President, Eagle Strategies Corp. (registered
                                                                 investment adviser), 1993 to present; Tax Vice
                                                                 President, NYLIFE Distributors Inc., 1993 to
                                                                 present; Vice President & Assistant Controller,
                                                                 New York Life Insurance and Annuity Corp., 1995 to
                                                                 present, and Assistant Controller, 1991 to 1995;
                                                                 Vice President, NYLCare Health Plans, Inc., 1995
                                                                 to present; Vice President - Tax, New York Life
                                                                 and Health Insurance Co., 1996 to present; Tax
                                                                 Vice President, New York Life Trust Company, 1996
                                                                 to present; Tax Vice President, Monitor Capital
                                                                 Advisors, Inc., 1996 to present; Tax Vice
                                                                 President, NYLINK Insurance Agency Incorporated,
                                                                 1996 to present; Tax Vice President, MainStay
                                                                 Shareholder Services Inc., 1997 to present.

Anthony W. Polis, 53         Treasurer (Principal Financial      Vice President, New York Life Insurance Company,
                             and                                 1988 to present; Director, Vice President and
                             Accounting Officer)                 Chief Financial Officer, NYLIFE Securities  Inc.,
                                                                 1988 to present; Vice President and Chief
                                                                 Financial Officer, NYLIFE Distributors Inc., 1993
                                                                 to present; Vice President and Chief Financial
                                                                 Officer, Eagle Strategies Corp., 1993 to present;
                                                                 Vice President and Chief Financial Officer,
                                                                 MainStay Shareholder Services Inc., 1997 to
                                                                 present; Vice President and Chief Financial
                                                                 Officer, The MainStay Funds, 1990 to present;
                                                                 Treasurer, MainStay VP Series Fund, Inc., 1993 to
                                                                 present; Assistant Treasurer, MainStay VP Series
                                                                 Fund, Inc., 1992 to 1993; Vice President and
                                                                 Treasurer, Eclipse Financial Asset Trust, 1992 to
                                                                 present; Vice President, Drexel Burnham Lambert
                                                                 Incorporated, DBL Tax-Free Fund Inc., DBL Cash
                                                                 Fund Inc., The Drexel Burnham Fund, Drexel Series
                                                                 Trust, Fenimore International Fund Inc., BT
                                                                 Investment Trust and BT Tax Free Investment Trust,
                                                                 1983 to 1988; Assistant Treasurer, Drexel Bond-
                                                                 Debenture Trading Fund, 1983-1988.



Name,                                 Position(s) with                         Principal Occupation(s)
Address and Age                         the Company                              During Past 5 Years
---------------------------  ----------------------------------  ---------------------------------------------------


A. Thomas Smith III, 40      Secretary                           Vice President and Associate General Counsel, New
                                                                 York Life Insurance Company, 1997 to present;
                                                                 Associate General Counsel, New York Life Insurance
                                                                 Company, 1994 to 1997; Secretary, The MainStay
                                                                 Funds, MainStay VP Series Fund, Inc., New York
                                                                 Life Fund Inc., and Eclipse Financial Asset Trust,
                                                                 1994 to present; Assistant General Counsel,
                                                                 Dreyfus Corporation, 1991-1993; Senior Associate,
                                                                 Willkie, Farr & Gallagher, 1989-1991; Staff
                                                                 Attorney, Chief Counsel's Office, U.S. Securities
                                                                 and Exchange Commission, Division of Investment
                                                                 Management, 1986-1988.

* Mr. Boyle and Ms. Kane are Directors who are "interested persons" of the Company as that term is defined in the 1940 Act.

 COMPENSATION TABLE

  The following table sets forth information regarding compensation received by the Directors of the Company for the year ended December 31, 1995.


                                     Aggregate Compensation
            Name and Position            from Company/1/
            -----------------        ----------------------


               Lawrence Glacken              $30,000
               Director

               Robert P. Mulhearn            $30,000
               Director

               Susan B. Kerley               $30,000
               Director

1 Directors, other than those affiliated with New York Life Insurance Company, MacKay-Shields Financial Corporation, Monitor Capital Advisors, Inc. or NYLIFE Distributors Inc. are paid an annual fee of $24,000 and $1,000 for each Board of Directors meeting and Committee meeting attended plus reimbursement for travel and out-of-pocket expenses.


INVESTMENT ADVISERS

     MacKay-Shields Financial Corporation ("MacKay-Shields") serves as the investment adviser to the Growth Equity Fund, Value Equity Fund, Bond Fund and Short-Term Bond pursuant to a Master Investment Advisory Agreement, dated December 28, 1990, between the Company and MacKay-Shields, and to the International Equity Fund and International Bond Fund pursuant to a supplement thereto dated December 6, 1994. New York Life Insurance Company ("New York Life") serves as the investment adviser to the Money Market Fund pursuant to a Master Investment Advisory Agreement, dated December 28, 1990, between the Company and New York Life. Monitor Capital Advisors, Inc. ("Monitor") serves as the investment adviser to the EAFE Index Fund, Indexed Equity Fund, Multi-Asset Fund, and Indexed Bond Fund, pursuant to a Master Investment Advisory Agreement, dated December 28, 1990, between the Company and Monitor.

     Each Master Investment Advisory Agreement was most recently approved by the Board of Directors, including a majority of the Directors who are not "interested persons" of the Company or the investment advisers, on March 4, 1997, and by the shareholders of the Company on April 30, 1992. The services provided and the fees paid under the Master Investment Advisory Agreements are described in the Prospectus.

     Each Master Investment Advisory Agreement will continue in effect with respect to a Fund, provided such continuance is approved annually by (i) the holders of a majority of the outstanding voting securities of that Fund or by the Board of Directors, and (ii) a majority of the Directors who are not parties to such Master Investment Advisory Agreement or "interested persons" (as defined in the 1940 Act) of any such party. Each Master Investment Advisory Agreement may be terminated with respect to a Fund, without payment of any penalty, by a vote of the majority of the outstanding voting securities of that Fund (as defined in the 1940 Act) on 60 days' written notice to the investment adviser, by the vote of a majority of the Company's Board of Directors on 60 days' written notice to the investment adviser, or by the investment adviser on 60 days' written notice to the Company.

     For the fiscal years ended December 31, 1996, 1995 and 1994, the amount of the advisory fee paid by each Fund to New York Life, MacKay-Shields or Monitor was as follows:


                             Year Ended  Year Ended  Year Ended
Fund                           12/31/96    12/31/95    12/31/94
---------------------------  ----------  ----------   ---------
EAFE Index Fund              $  124,284  $  115,497   $ 106,887
Growth Equity Fund            1,186,388     879,351     676,347
Indexed Equity Fund             502,686     295,487     238,454
International Equity Fund       395,717     290,777         N/A
Multi-Asset Fund                461,408     372,064     374,026
Value Equity Fund             1,768,836   1,275,060     890,814
Bond Fund                       355,167     378,811     427,182
Indexed Bond Fund               123,798     168,137     167,785
International Bond Fund         141,296     121,813         N/A
Money Market Fund               100,230      59,918      63,676
Short-Term Bond Fund             98,265      79,193     156,983

          Each Master Investment Advisory Agreement provides that the investment adviser shall not be liable to the Company for any error of judgment or for any loss suffered by the Company except a loss resulting from willful misfeasance, bad faith or gross negligence on its part in the performance of, or from reckless disregard by the investment adviser of its duties and obligations under, the Master Investment Advisory Agreement.

THE ADMINISTRATOR

          New York Life serves as the Funds' administrator (the "Administrator") pursuant to the Master Administration Agreement, dated December 28, 1990, and a supplement thereto for the International Equity Fund and International Bond Fund dated December 6, 1994, between the Company and the Administrator. The
Master Administration Agreement was most recently approved by the Board of Directors, including a majority of the Directors who are not "interested persons" (as defined in the 1940 Act) of the Company or the Administrator on March 4, 1997. The services provided and the fees paid under the agreement are more fully described in the Prospectus.

          Except for the expenses to be paid by the Funds' investment advisers and the Administrator, each Fund is responsible under the Master Administration Agreement for the payment of all other expenses related to its operations, including, but not limited to: (i) the fees payable to the Fund's investment adviser and the Administrator; (ii) the fees and expenses of Directors who are not affiliated with the Funds' investment advisers or the Administrator; (iii) certain fees and expenses of the Company's custodians and transfer agent, and fees paid to pricing agents; (iv) the charges and expenses of the Company's legal counsel and independent accountants; (v) brokers' commissions and any issue or transfer taxes chargeable to the Fund, in connection with its securities transactions; (vi) the fees of any trade association of which the Fund or the Company is a member; (vii) the cost of share certificates, if any, representing shares of the Fund; (viii) reimbursement of the organization expenses of the Fund and the fees and expenses involved in registering and maintaining registration of the Company and of the Fund's shares with the SEC, registering the Company as a broker or dealer, and qualifying its shares under state securities laws, including the preparation and printing of the Company's registration statements and prospectuses for such purposes; (ix) allocable communications expenses with respect to investor services and all expenses of shareholders' and Directors' meetings and preparing, printing and mailing prospectuses and reports to shareholders; (x) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Company's business; (xi) any expenses assumed by the Fund pursuant to a plan of distribution adopted in conformity with Rule 12b-1 under the 1940 Act; and (xii) all taxes and business fees payable by the Fund to Federal, state or other governmental agencies. Fees and expenses of legal counsel, registering shares, holding meetings and communicating with shareholders include an allocable portion of the cost of maintaining an internal legal and compliance department.


          For the fiscal years ended December 31, 1996, 1995 and 1994, the amount of the administration fee paid by each Fund to New York Life was as follows:

                             Year Ended  Year Ended  Year Ended
Fund                           12/31/96    12/31/95    12/31/94
---------------------------  ----------  ----------  ----------
EAFE Index Fund              $  662,846  $  615,986  $  570,064
Growth Equity Fund            2,847,330   2,110,442   1,623,233
Indexed Equity Fund           2,010,753   1,181,947     953,814
International Equity Fund       565,311     415,395         N/A
Multi-Asset Fund              1,538,025   1,240,213   1,246,753
Value Equity Fund             4,245,206   3,060,145   2,137,952
Bond Fund                       976,711   1,041,729   1,174,749
Indexed Bond Fund               495,190     672,553     671,140
International Bond Fund         235,493     203,021         N/A
Money Market Fund               400,921     239,673     254,704
Short-Term Bond Fund            294,794     237,578     470,949


          In connection with the voluntary expense limitation, the Administrator assumed the following expenses for the Funds for the fiscal years ended December 31, 1996, 1995 and 1994.


                              Year Ended      Year Ended    Year Ended
Fund                              12/31/96        12/31/95    12/31/94
---------------------------  -------------   -------------   ---------
EAFE Index Fund              $238,764/(3)/   $165,321/(1)/   $N/A/(2)/
Growth Equity Fund                N/A/(2)/        N/A/(2)/    N/A/(2)/
Indexed Equity Fund                753,575         272,396     194,838
International Equity Fund           82,203          60,652         N/A
Multi-Asset Fund              164,519/(4)/         167,833     130,798
Value Equity Fund                 N/A/(2)/        N/A/(2)/    N/A/(2)/
Bond Fund                          188,561         198,399     148,020
Indexed Bond Fund                  189,996         225,553     177,755
International Bond Fund             61,961          31,528         N/A
Money Market Fund                  170,221         136,576     116,556
Short-Term Bond Fund               122,335         114,433     121,241

1    Fund expense limitation resumed April 1, 1995.
2    Fund had no expense limitation during period.

3    Administrator assumed $676,954, the Adviser assumed $76,621.
4    Fund expense limitation expired December 31, 1996.

     As long as the temporary expense limitation continues, it may lower the Funds' expenses and increase their respective yields. After December 31, 1997, (December 31, 1998 for the Indexed Equity Fund) the voluntary expense limitations may be terminated or revised at any time, at which time the Funds' expenses may increase and their respective yields may be reduced, depending on the total assets of each of the Funds.

     The Master Administration Agreement will continue in effect with respect to a Fund, provided such continuance is approved annually by (i) the holders of a majority of the outstanding voting securities of that Fund or by the Board of Directors, and (ii) a majority of the Directors who are not parties to such agreements or "interested persons" (as defined in the 1940 Act) of any such party. The agreement may be terminated with respect to a Fund, without payment of any penalty, by a vote of the majority of the outstanding voting securities of that Fund (as defined in the 1940 Act) on 60 days' written notice to the Administrator, by the vote of a majority of the Company's Board of Directors on 60 days' written notice to the Administrator, or by the Administrator on 60 days' written notice to the Company.

     The Master Administration Agreement provides that the Administrator shall not be liable to the Company for any error of judgment or for any loss suffered by the Company except a loss resulting from willful misfeasance, bad faith or gross negligence on its part in the performance of, or from reckless disregard by the Administrator of its duties and obligations under, the agreement.

DISTRIBUTOR


     NYLIFE Distributors Inc. serves as the Company's distributor and principal underwriter (the "Distributor") pursuant to a Distribution Agreement, dated January 1, 1994. Prior to that time, NYLIFE Securities Inc. ("NYLIFE Securities") an affiliated company, had acted as principal underwriter. NYLIFE Securities sells shares of the Funds pursuant to a dealer agreement with the Distributor. The Distributor is not obligated to sell any specific amount of the Company's shares, and receives no compensation from the Company pursuant to the Distribution Agreement. The Company anticipates making a continuous offering of its shares, although it reserves the right to suspend or terminate such offering at any time. The Distribution Agreement was most recently approved by the Board of Directors, including a majority of the Directors who are not "interested persons" (as defined in the 1940 Act) of the Company or the Distributor, on March 4, 1997. After an initial two-year period, the Distribution Agreement is subject to annual approval by the Board of Directors. The Distribution Agreement is terminable with respect to a Fund at any time, without payment of a penalty, by vote of a majority of the Company's Directors who are not "interested persons" (as defined in the 1940 Act) of the Company, upon 60 days' written notice to the Distributor, by vote of a majority of the outstanding voting securities of that Fund, upon 60 days' written notice to the Distributor, or by the Distributor, upon 60 days' written notice to the Company. The Distribution Agreement will terminate in the event of its assignment.

SERVICE FEES

     The Company has adopted a Shareholder Services Plan with respect to the Institutional Service Class of each Fund. Under the terms of the Plan, the Company is permitted to pay, out of the Institutional Service Class assets of each Fund, in the amount of 0.25% on an annual basis of the average daily net assets attributable to that class, New York Life Insurance Company, its affiliates or independent third party service providers, for providing services in connection with the administration of plans or programs that use Fund shares as their funding medium.

     Under the terms of the Shareholder Services Plan, each Fund may pay to service agents "service fees" as that term is defined in the rules of the National Association of Securities Dealers for services provided to shareholders of the Institutional Service Class of the Fund. These fees are for personal services, including assistance in establishing and maintaining shareholder accounts and assisting shareholders that have questions or other needs relating to their accounts.

     The Plan provides that it may not be amended to materially increase the costs which holders of Institutional Service Class of a Fund may bear under the Plan without the approval of a majority of both (i) the Directors of the Company and (ii) those Directors who are not "interested persons" of the Company (as defined in the 1940 Act) and who have no direct or indirect financial interest in the operation of the Plan or any agreements related to it (the "Plan Directors"), cast in person at a meeting called for the purpose of voting on the Plan and any related amendments.

     The Plan provides that it may not take effect until approved by vote of a majority of both (i) the Directors of the Company and (ii) the Plan Directors. The Plan was approved by the Directors, including the Plan Directors, at a meeting held on September 13, 1994 and amended at a meeting held on March 4, 1997.

     The Plan provides that it shall continue in effect so long as such continuance is specifically approved at least annually by the Directors and the Plan Directors. The Plan provides that New York Life shall provide to the Directors, and the Board shall review at least quarterly, a written report of the amounts expended in connection with the performance of service activities, and the purposes for which such expenditures were made.

                           PURCHASES AND REDEMPTIONS

     Purchases and redemptions are discussed in the Prospectus under the headings "Tell Me The Key Facts -- Open an Account and Buy Shares", and "Know How to Sell and Exchange Shares", and that information is incorporated herein by reference.

     Certain clients of the Company's investment advisers may purchase shares of a Fund with liquid assets with a value which is readily ascertainable (and not established only by evaluation procedures) as evidenced by a listing on a bona fide domestic or foreign exchange and which would be eligible for purchase by the Fund (consistent with such Fund's investment policies and restrictions). These transactions will be effected only if the Fund's investment adviser intends to retain the security in the Fund as an investment. Assets so purchased by a Fund will be valued in generally the same manner as they would be valued for purposes of pricing the Fund's shares, if such assets were included in the Fund's assets at the time of the purchase. The Fund reserves the right to amend or terminate this practice at any time.

     The Company determines the net asset value per share of each Fund on each day the New York Stock Exchange is open for trading, which currently excludes the following holidays: New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

     The Company reserves the right to suspend or postpone redemptions during any period when: (a) trading on the New York Stock Exchange is restricted, as determined by the SEC, or that Exchange is closed for other than customary weekend and holiday closings; (b) the SEC has by order permitted such suspension; or (c) an emergency, as determined by the SEC, exists, making disposal of portfolio securities or valuation of net assets of the Company not reasonably practicable.

                      PORTFOLIO TRANSACTIONS AND BROKERAGE

     Purchases and sales of securities on a securities exchange are effected by brokers, and the Funds pay a brokerage commission for this service. In transactions on stock exchanges in the United States, these commissions are negotiated, whereas on many foreign stock exchanges these commissions are fixed. In the over-the-counter markets, securities (i.e., municipal bonds and other
                                             ----
debt securities) are generally traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the dealer. Transactions in certain over-the-counter securities also may be effected on an agency basis when the total price paid (including commission) is equal to or better than the best total prices available from other sources. In underwritten offerings, securities are purchased at a fixed price which includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount. On occasion, certain money market instruments may be purchased directly from an issuer, in which case no commissions or discounts are paid.

     In effecting purchases and sales of portfolio securities for the account of a Fund, the Fund's investment adviser will seek the best execution of the Fund's orders. The investment adviser attempts to achieve this result by selecting broker-dealers to execute portfolio transactions on behalf of the Fund and its other clients on the basis of the broker-dealers' professional capability, the value and quality of their brokerage services and the level of their brokerage commissions.

     NYLIFE Securities (the "Affiliated Broker") may act as broker for the Funds. In order for the Affiliated Broker to effect any portfolio transactions for the Funds, the commissions, fees or other remuneration received by the Affiliated Broker must be reasonable and fair compared to the commissions, fees or other remuneration paid to other brokers in connection with comparable transactions involving similar securities being purchased or sold on an exchange during a comparable period of time. This standard would allow the Affiliated Broker to receive no more than the remuneration which would be expected to be received by an unaffiliated broker in a commensurate arms-length transaction. The Funds will not deal with the Affiliated Broker in any portfolio transaction in which the Affiliated Broker acts as principal.

     Some securities considered for investment by the Funds may also be appropriate for other clients served by the Funds' investment advisers. If a purchase or sale of securities consistent with the investment policies of a Fund and one or more of the clients served by the Fund's investment adviser is considered at or about the same time, transactions in such securities will, to the extent practicable, be allocated among the Fund and clients in a manner deemed equitable to the Fund and the clients by the Fund's investment adviser. Although there is no specified formula for allocating such transactions, the various allocation methods used by a Fund's investment adviser, and the results of such allocations, are subject to periodic review by the Company's Directors.

     It has for many years been a common practice in the investment advisory business for advisers of investment companies and other institutional investors to receive research services from broker-dealers which execute portfolio transactions for the clients of such advisers. Consistent with this practice, the investment adviser for a Fund may receive research services from many broker-dealers with which the investment adviser places the Fund's portfolio transactions. These services, which in some cases may also be purchased for cash, include such matters as general economic and security market reviews, industry and company reviews, evaluations of securities and recommendations as to the purchase and sale of securities. Some of these services may be of value to the investment adviser in advising its various clients (including the Fund), although not all of these services are necessarily useful and of value in managing a Fund. The management fee paid by the Fund is not reduced because the investment adviser and its affiliates receive such services.

     As permitted by Section 28(e) of the Securities Exchange Act of 1934, an investment adviser may cause a Fund to pay a broker-dealer which provides "brokerage and research services" (as defined in that Act) to the investment adviser an amount of disclosed commission for effecting a securities transaction for the Fund in excess of the commission which another broker-dealer would have charged for effecting that transaction.

     For the years ended December 31, 1996, 1995 and 1994 each of the following Funds paid brokerage commissions as follows:

                                                   Total Brokerage            Total Brokerage Commissions
                                                  Commissions Paid           Paid to Affiliated Persons
                                                  ----------------           ---------------------------
                                      Year ended Year ended  Year ended  Year ended   Year ended    Year ended
                                       12/31/96   12/31/95    12/31/94    12/31/96     12/31/95      12/31/94
                                      ---------- ----------  ----------  ----------   ----------    ----------
EAFE Index Fund......................    N/A                  $  44,798   $  79,676     0(0%)(1)
 0(0%)(1)                               0(0%)(1)
Growth Equity Fund...................   296,284     306,776     254,728    0(0%)(1)     0(0%)(1)  1,490(0%)(1)*
Indexed Equity Fund..................    N/A         25,484      45,597    0(0%)(1)     0(0%)(1)      0(0%)(1)
International Equity Fund............   290,329     330,914         N/A    0(0%)(1)     0(0%)(1)      N/A
Multi-Asset Fund.....................    N/A         12,451      87,112    0(0%)(1)     0(0%)(1)      0(0%)(1)
Value Equity Fund....................  1,042,205    945,310     588,653    0(0%)(1)     0(0%)(1)    720(0%)(1)*
Bond Fund............................        768     15,608      13,436    0(0%)(1)     0(0%)(1)      0(0%)(1)
Short-Term Bond Fund.................        106        523       1,939    0(0%)(1)     0(0%)(1)      0(0%)(1)

                                                                                                     Total Brokerage
                                               Total Amount of Transaction                          Commissions Paid
                                                  Where Commissions Paid                            to Brokers that
                                               ---------------------------                              Provided
                                                                                                        Research
                                           Year ended         Year ended             Year ended        Year ended
                                            12/31/96           12/31/95               12/31/94          12/31/96
                                           ----------         ----------          -------------------------------
EAFE Index Fund......................              N/A   $  10,362,714(0%)(2)     $56,509,039 (0%)(2)  $      N/A
Growth Equity Fund...................      182,941,279     173,585,053(0%)(2)     134,977,896 (2%)(2)     290,265
Indexed Equity Fund..................       70,163,300      20,707,836(0%)(2)     339,976,251 (0%)(2)         N/A
International Equity Fund.                         N/A      79,632,317(0%)(2)                N/A          290,329
Multi-Asset Fund.....................              N/A       9,523,672(0%)(2)      72,654,644 (0%)(2)         N/A
Value Equity Fund....................      656,491,378     490,519,118(0%)(2)     306,971,001 (0%)(2)*  1,037,247
Bond Fund............................       17,690,332     200,756,257(0%)(2)     179,145,860 (0%)(2)         768
Short Term Bond Fund.................        1,533,460       7,828,803(0%)(2)      25,030,765 (0%)(2)         106

(1)  Percent of total commissions paid.
(2) Percent of total transactions involving the payment of commissions effected through affiliated persons.
*    Less than one percent

     The Indexed Bond Fund, International Bond Fund and Money Market Fund paid no brokerage commissions during the years ended December 31, 1996, 1995 and 1994.

     As of December 31, 1996, the following Funds held securities in issuers with whose broker-dealer subsidiaries or affiliates of the Funds regularly conduct business:

Fund                     Broker-Dealer                                  Market Value
----                     -------------                                  ------------

Growth Equity Fund      American Express Credit Corp.                   $17,315,000(1)
                        Schwab (Charles) Corp.                           12,960,000(2)
Indexed Equity Fund     Alexander & Alexander Services, Inc.                 86,892(2)
                        American Express Company                          2,925,344(2)
                        Dean Witter Discover & Company                    1,164,476(2)
                        Morgan (J.P.) & Co. Inc.                          2,009,709(2)
                        Marsh & McLennan Companies, Inc.                    838,032(2)
                        Merrill Lynch & Co., Inc.                         1,462,354(2)
                        Morgan Stanley Group, Inc.                          951,474(2)
                        Salomon Inc.                                        571,061(2)
Multi-Asset Fund        Alexander & Alexander Services, Inc.                 30,736(2)
                        American Express Company                          1,045,193(2)
                        Dean Witter Discover & Company                      418,104(2)
                        Morgan (J.P.) & Co. Inc.                            731,895(2)
                        Marsh & McLennan Companies, Inc.                    299,416(2)
                        Merrill Lynch & Co., Inc.                           527,876(2)
                        Morgan Stanley Group, Inc.                          338,237(2)
                        Salomon Inc.                                        198,679(2)
                        Bear Stearns Cos., Inc. (The)                       489,375(3)
                        Morgan (J.P.) & Co. Inc.                            545,625(3)
                        PaineWebber Group, Inc.                             412,500(3)
Value Equity Fund       American Express Credit Corp.                    26,386,000(1)
                        Prudential Funding Corp.                         19,940,000(1)
Bond Fund               American Express Credit Corp.                       420,000(1)
                        Lehman Brothers Holdings, Inc.                    2,061,660(3)
                        Merrill Lynch & Co., Inc.                         1,889,794(3)
                        Morgan Stanley Group, Inc.                        1,665,285(3)
                        PaineWebber Group, Inc.                           1,961,826(3)
                        Salomon Inc.                                      1,643,265(3)
Indexed Bond Fund       Donaldson, Lufkin & Jenrette Securities Corp.     2,925,000(3)
Money Market Fund       Dean Witter Discover & Company                    4,984,512(1)
                        Morgan Stanley Group, Inc.                        2,991,133(1)
Short-Term Bond Fund    American Express Credit Corp.                     1,420,000(1)

(1) Represents investment in commercial paper.
(2) Represents investment in common stock.
(3) Represents investment in corporate bond.

          A Fund's portfolio turnover rate is calculated by dividing the lesser of sales or purchases of portfolio securities by the average monthly value of the Fund's portfolio securities. For purposes of this calculation, portfolio securities will exclude purchases and sales of debt securities having a maturity at the date of purchase of one year or less.

          The turnover rate for a Fund will vary from year-to-year and depending on market conditions, turnover could be greater in periods of unusual market movement and volatility. A higher turnover rate generally would result in greater brokerage commissions or other transactional expenses which must be borne, directly or indirectly, by the Fund and, ultimately, by the Fund's shareholders. High portfolio turnover may result in increased brokerage commissions and in the realization of a substantial increase in net short-term capital gains by the Fund which, when distributed to non-tax-exempt shareholders, will be treated as dividends (ordinary income).

          Moreover, certain requirements that must be satisfied in order for the Fund to qualify as a regulated investment company for Federal income tax purposes may limit the extent to which the Fund can sell securities held for less than three months.

                                NET ASSET VALUE

          The Company determines the net asset value per share of each class of each Fund on each day the New York Stock Exchange is open for trading. Net asset value per share is calculated as of the close of the first session of the New York Stock Exchange (currently 4:00 p.m., New York City time) for each class of shares of each Fund (except the Money Market Fund, which is determined at noon), by dividing the current market value (amortized cost, in the case of the Money Market Fund) of the total assets attributable to a class, less liabilities attributable to that class, by the total number of outstanding shares of that class.

          Portfolio securities of the Money Market Fund are valued at their amortized cost, which does not take into account unrealized securities gains or losses. This method involves initially valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any premium paid or discount received. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price the Fund would receive if it sold the instrument. During such periods, the yield to an investor in a Fund may differ somewhat than that obtained in a similar investment company which uses available market quotations to value all of its portfolio securities.

          Portfolio securities of each of the other Funds are valued (a) by appraising common and preferred stocks which are traded on the New York Stock Exchange at the last sale price of the first session on that day or, if no sale occurs, the stock is valued at the mean between the closing bid price and asked price; (b) by appraising other common and preferred stocks as nearly as possible in the manner described in clause (a) if traded on any other exchange, including the National Association of Securities Dealers National Market System and foreign securities exchanges; (c) by appraising over-the-counter common and preferred stocks quoted on the National Association of Securities Dealers NASDAQ system (but not listed on the National Market System) at the bid price supplied through such system; (d) by appraising over-the-counter common and preferred stocks not quoted on the NASDAQ system and securities listed or traded on certain foreign exchanges whose operations are similar to the U.S. over-the-counter market at prices supplied by a pricing agent selected by a Fund's investment adviser if the prices are deemed to be representative of market values at the close of the first session of the New York Stock Exchange; (e) by appraising debt securities at prices supplied by a pricing agent or, determined using pricing procedures selected by a Fund's investment adviser, which prices reflect broker/dealer-supplied valuations or electronic data processing techniques and/or matrix pricing if those prices are deemed by a Fund's investment adviser to be representative of market values at the close of the first session of the New York Stock Exchange; (f) by appraising options and futures contracts at the last sale price on the market where any such option or futures contract is principally traded, and (g) by appraising all other securities and other assets, including over-the-counter common and preferred stocks not quoted on the NASDAQ system, securities not listed or traded on foreign exchanges whose operations are similar to the U.S. over-the-counter market and debt securities for which prices are supplied by a pricing agent but are not deemed by a Fund's investment adviser to be representative of market values, but excluding money market instruments with a remaining maturity of sixty days or less and including restricted securities and securities for which no market quotation is available, at fair value in accordance with procedures approved by and determined in good faith by the Directors, although the actual calculations may be done by others. Money Market instruments held by the Funds with a remaining maturity of sixty days or less are valued by the amortized cost method unless such method does not represent fair value.

          Portfolio securities traded on more than one U.S. national securities exchange or foreign securities exchange are valued at the last sale price on the business day as of which such value is being determined on the close of the exchange representing the principal market for such securities. The value of all assets and liabilities expressed in foreign currencies will be converted into U.S. dollar values, using the W.M. Company exchange rates that have been adopted as the standard for exchange rate valuations by major indices. If such quotations are not available, the rate of exchange will be determined in accordance with policies established by the Company's Directors. For financial accounting purposes, the Company recognizes dividend income and other distributions on the ex-dividend date, except certain dividends from foreign securities are recognized as soon as the Company is informed on or after the ex-dividend date.

          Trading in securities on European and Far Eastern securities exchanges and over-the-counter markets is normally completed well before the close of business on each business day in New York (i.e., a day on which the New York Stock Exchange is open for trading). In addition, European or Far Eastern securities trading in a particular country or countries may not take place on all business days in New York. Furthermore, trading takes place in Japanese markets on certain Saturdays and in various foreign markets on days which are not business days in New York and on which the Funds' net asset values are not calculated. Such calculation does not take place contemporaneously with the determination of the prices of the portfolio securities used in such calculation. Events affecting the values of portfolio securities that occur between the time their prices are determined and the close of the New York Stock Exchange will not be reflected in the Fund's calculation of net asset values unless a Fund's investment adviser determines that the particular event may materially affect net asset value, in which case an adjustment will be made.

          To the extent that any newly organized fund or class of shares receives, on or before December 31, any seed capital, the net asset value of such fund(s) or class(es) will be calculated as of December 31.

                                 TAX INFORMATION

          While it is anticipated that many shareholders of the Funds will be tax-exempt institutions, the following discussion may be of general interest to these shareholders as well as for those shareholders of the Funds who do not have tax-exempt status. Although the discussion below refers in certain instances to distributions and other transactions as being taxable to a shareholder, tax-exempt shareholders will, of course, not be taxed to the extent provided by applicable tax exemptions. The discussion herein relating to taxes is presented for general informational purposes only. Since the tax laws are complex and tax results can vary depending upon specific circumstances, investors should consult tax advisers regarding investment in a Fund.

          Each Fund intends to qualify annually and elect to be treated as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). If a Fund so qualifies and elects, it generally will not be subject to Federal income tax on its investment company taxable income (which includes, among other items, dividends, interest, and the excess, if any, of net short-term capital gains over net long-term capital losses) and its net capital gains (net long-term capital gains in excess of net short-term capital losses) that it distributes to its shareholders.

          Each Fund intends to distribute, at least annually, to its shareholders substantially all of its investment company taxable income and its net capital gains. In determining amounts of capital gains to be distributed, any capital loss carryovers from prior years will be applied against capital gains.

          To qualify for treatment as a regulated investment company, a Fund generally must, among other things: (a) derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of securities or foreign currencies, and other income (including gains from certain options, futures, and forward contracts) derived with respect to its business of investing in securities or foreign currencies; (b) derive in each taxable year less than 30% of its gross income from gains from the sale or other disposition of certain assets held less than three months, namely: (i) stock or securities,
(ii) options, futures, and forward contracts (other than those on foreign currencies), and (iii) foreign currencies (including futures, forwards, and options on such currencies) not directly related to a Fund's principal business of investing in securities (or options and futures with respect to securities);
(c) diversify its holdings so that at the end of each quarter of the taxable year, (i) at least 50% of the market value of a Fund's assets is represented by cash, cash items, U.S. Government securities, the securities of other regulated investment companies and other securities, with such other securities of any one issuer limited for the purposes of this calculation to an amount not greater than 5% of the value of the Fund's total assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities of any one issuer (other than U.S. Government securities or the securities of other regulated investment companies), or of two or more issuers which the Fund controls and which are engaged in the same or similar trades or businesses or related trades or businesses; and (d) distribute in each taxable year at least 90% of the sum of its investment company taxable income and its net tax-exempt interest income. If a Fund does not meet all of these Code requirements, it will be taxed as an ordinary corporation and its distributions (to the extent of available earnings and profits) will be taxed to shareholders as ordinary income (except to the extent a shareholder is exempt from tax).

          The Treasury Department is authorized to issue regulations to provide that foreign currency gains that are not directly related to a Fund's principal business of investing in securities (or options and futures with respect to securities) may be excluded from the income which qualifies for purposes of the 90% gross income requirement described above. To date, however, no such regulations have been issued.

          Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax. To prevent imposition of the excise tax, a Fund must distribute for the calendar year an amount equal to the sum of (1) at least 98% of its ordinary taxable income (excluding any capital gains or losses) for the calendar year,
(2) at least 98% of the excess of its capital gains over capital losses (adjusted for certain ordinary losses) for the one-year period ending October 31 of such year, and (3) all ordinary taxable income and capital gain net income (adjusted for certain ordinary losses) for previous years that were not distributed during such years. A distribution will be treated as paid on December 31 of the calendar year if it is declared by a Fund in October, November or December of that year to shareholders on a record date in such a month and paid by the Fund during January of the following calendar year. Such a distribution will be includable in the gross income of shareholders in the calendar year in which it is declared, rather than the calendar year in which it is received. To prevent application of the excise tax, the Funds intend to make distributions in accordance with the calendar year distribution requirement.

          A Fund's deduction for interest expense may be restricted where the Fund invests in obligations the interest on which is exempt in whole or in part from Federal income tax.

          Distributions of investment company taxable income generally are characterized as ordinary income. If a Fund's income consists in whole or in part of dividends paid by U.S. corporations, a portion of the dividends paid by a Fund may be eligible for the corporate dividends-received deduction. The dividends-received deduction is reduced to the extent shares of a Fund or the underlying company paying dividends to a Fund are treated as debt-financed under the Code and is eliminated if shares are deemed to have been held for less than 46 days. In addition, dividends (including the deducted portion) are includable in the corporate shareholder's alternative minimum taxable income. A portion of the dividends paid by the Growth Equity Fund, Indexed Equity Fund, Multi-Asset Fund, and Value Equity Fund, may qualify for the dividends-received deduction available to corporations. The dividends paid by the other Funds are not expected to so qualify. The alternative minimum tax and environmental tax applicable to corporations may reduce the value of the dividends-received deduction.

          Distributions of net capital gains, if any, designated by a Fund as capital gain dividends, are taxable to shareholders as long-term capital gain, regardless of the length of time the Fund's shares have been held by a shareholder and are not eligible for the dividends-received deduction. All distributions are includable in the gross income of a shareholder whether reinvested in additional shares or received in cash. Shareholders will be notified annually as to the Federal tax status of distributions.

          A Fund's distributions with respect to a given taxable year may exceed its current and accumulated earnings and profits available for distribution. In that event, distributions in excess of such earnings and profits would be characterized as a return of capital to shareholders for Federal income tax purposes, thus reducing each shareholder's cost basis in his Fund shares. Distributions in excess of a shareholder's cost basis in his shares would be treated as a gain realized from a sale of such shares.

          Distributions by a Fund reduce the net asset value of the Fund's shares. Should a distribution reduce the net asset value below a shareholder's cost basis, such distribution, nevertheless, would be taxable to the shareholder as ordinary income or capital gain as described above, even though, from an investment standpoint, it may constitute a partial return of capital. In particular, investors should be careful to consider the tax implications of buying shares just prior to a distribution by a Fund. The price of shares purchased at that time includes the amount of the forthcoming distribution. Those purchasing just prior to a distribution will receive a distribution which will nevertheless generally be taxable to them.

          Upon the taxable disposition (including a sale or redemption) of shares of a Fund, a shareholder may realize a gain or loss depending generally upon his basis in his shares. Such gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder's hands and will be long-term or short-term, generally depending upon the shareholder's holding period for the shares. However, a loss realized by a shareholder on the disposition of shares of a Fund with respect to which capital gain dividends have been paid will, to the extent of such capital gain dividends, be treated as long-term capital loss if such shares have been held by the shareholder for six months or less. Further, a loss realized on a disposition will be disallowed to the extent the shares disposed of are replaced (whether by reinvestment of distributions or otherwise) within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Shareholders receiving distributions in the form of additional shares will have a cost basis for Federal income tax purposes in each share received equal to the net asset value of a share of a Fund on the reinvestment date.

          Under the Code, gains or losses attributable to fluctuations in foreign currency exchange rates which occur between the time a Fund accrues income or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time a Fund actually collects such receivables or pays such liabilities generally are treated as ordinary income or ordinary loss. Similarly, on disposition of debt securities denominated in a foreign currency and on disposition of certain financial contracts and options, gains or losses attributable to fluctuations in the value of foreign currency between the date of acquisition of the security or contract and the date of disposition also are treated as ordinary gain or loss. These gains and losses, referred to under the Code as "section 988" gains and losses, may increase or decrease the amount of a Fund's investment company taxable income to be distributed to its shareholders as ordinary income. For example, fluctuations in exchange rates may increase the amount of income that a Fund must distribute in order to qualify for treatment as a regulated investment company and to prevent application of an excise tax on undistributed income. Alternatively, fluctuations in exchange rates may decrease or eliminate income available for distribution. If section 988 losses exceed other investment company taxable income during a taxable year, a Fund generally would not be able to make ordinary dividend distributions, or distributions made before the losses were realized would be recharacterized as return of capital to shareholders for Federal income tax purposes, rather than as an ordinary dividend, reducing each shareholder's basis in his Fund shares.

          Foreign investing involves the possibility of confiscatory taxation, foreign taxation of income earned in the foreign nation (including withholding taxes on interest and dividends) or other foreign taxes imposed with respect to investments in the foreign nation.

          Income received by a Fund from sources within a foreign country may be subject to withholding and other income or similar taxes imposed by that country. If more than 50% of the value of a Fund's total assets at the close of its taxable year consists of securities of foreign corporations, the Fund will be eligible and may elect to "pass-through" to the Fund's shareholders the amount of foreign income and similar taxes paid by the Fund. Pursuant to the Funds' current investment policies and practices, only the EAFE Index Fund and the International Equity Fund are expected to invest in foreign securities sufficient in amount to be eligible to permit this election to be made. Pursuant to this election, a shareholder will be required to include in gross income (in addition to taxable dividends actually received) his pro rata share of the
                                                     --- ----
foreign income and similar taxes paid by a Fund, and will be entitled either to claim a deduction (as an itemized deduction) for his pro rata share of such
                                                     --- ----
foreign taxes in computing his taxable income or to use it as a foreign tax credit against his U.S. Federal income taxes, subject to limitations. Foreign taxes may not be deducted by a shareholder that is an individual in computing the alternative minimum tax. Each shareholder will be notified within 60 days after the close of a Fund's taxable year whether the foreign taxes paid by the Fund will "pass-through" for that year and, if so, such notification will designate (a) the shareholder's portion of the foreign taxes paid to each such country and (b) the portion of the dividend which represents income derived from sources within each such country.

          Generally, a credit for foreign taxes is subject to the limitation that it may not exceed the shareholder's U.S. tax attributable to his total foreign source taxable income. For this purpose, if a Fund makes the election described in the preceding paragraph, the source of a Fund's income flows through to its shareholders. With respect to the Funds, gains from the sale of securities generally will be treated as derived from U.S. sources and section 988 gains generally will be treated as ordinary income derived from U.S. sources. The limitation on the foreign tax credit is applied separately to foreign source passive income (as defined for purposes of the foreign tax credit), including foreign source passive income received from a Fund. In addition, the foreign tax credit may offset only 90% of the alternative minimum tax imposed on corporations and individuals. If a Fund is not eligible to make the election described above, the foreign income and similar taxes it pays generally will reduce investment company taxable income and distributions by a Fund will be treated as United States source income.

          The foregoing is only a general description of the foreign tax credit under current law. Because application of the credit depends on the particular circumstances of each shareholder, shareholders are advised to consult their own tax advisers.

          A Fund may invest in shares of foreign corporations which may be classified under the Code as passive foreign investment companies ("PFICs"). Pursuant to the Funds' current investment policies and practices, the EAFE Index Fund, Growth Equity Fund, International Equity Fund, Multi-Asset Fund and Value Equity Fund are expected to invest in shares of foreign corporations. In general, a foreign corporation is classified as a PFIC for a taxable year if at least one-half of its assets constitute investment-type assets or 75% or more of its gross income is investment-type income. If a Fund receives a so-called "excess distribution" with respect to PFIC stock, the Fund itself may be subject to a tax on a portion of the excess distribution, whether or not the corresponding income is distributed by the Fund to shareholders. In general, under the PFIC rules, an excess distribution is treated as having been realized ratably over the period during which a Fund held the PFIC shares. A Fund itself will be subject to tax on the portion, if any, of an excess distribution that is so allocated to prior Fund taxable years and an interest factor will be added to the tax, as if the tax had been payable in such prior taxable years. Certain distributions from a PFIC as well as gain from the sale of PFIC shares are treated as excess distributions. Excess distributions are characterized as ordinary income even though, absent application of the PFIC rules, certain excess distributions might have been classified as capital gain.

          A Fund may be eligible to elect alternative tax treatment with respect to PFIC shares. Under an election that currently is available in some circumstances, a Fund generally would be required to include in its gross income its share of the earnings of a PFIC on a current basis, regardless of whether distributions are received from the PFIC in a given year. If this election were made, the special rules, discussed above, relating to the taxation of excess distributions, would not apply. In addition, another election may be available that would involve marking to market a Fund's PFIC shares at the end of each taxable year (and on certain other dates prescribed in the Code), with the result that unrealized gains would be treated as though they were realized. If this election were made, tax at the Fund level under the PFIC rules would generally be eliminated, but the Funds could, in limited circumstances, incur nondeductible interest charges. Each Fund's intention to qualify annually as a regulated investment company may limit its elections with respect to PFIC shares.

          Because the application of the PFIC rules may affect, among other things, the character of gains, the amount of gain or loss and the timing of the recognition of income with respect to PFIC shares, as well as subject a Fund itself to tax on certain income from PFIC shares, the amount that must be distributed to shareholders, and which will be taxed to shareholders as ordinary income or long-term capital gain, may be increased or decreased substantially as compared to a fund that did not invest in PFIC shares.

          A Fund may invest in municipal bonds or obligations issued or guaranteed by a state, the interest on which may be exempt from Federal income tax. It is expected that shareholders will be subject to tax on dividends distributed by a Fund that are derived from tax-exempt interest income.

          Some of the debt securities that may be acquired by a Fund may be treated as debt securities that are originally issued at a discount. Original issue discount can generally be defined as the difference between the price at which a security was issued and its stated redemption price at maturity. Although no cash income is actually received by the Funds, original issue discount on a taxable debt security earned in a given year generally is treated for Federal income tax purposes as interest and, therefore, such income would be subject to the distribution requirements of the Code.

          Some of the debt securities may be purchased by a Fund at a discount which exceeds the original issue discount on such debt securities, if any. This additional discount represents market discount for Federal income tax purposes. The gain realized on the disposition of any debt security acquired after April 30, 1993 or any taxable debt security acquired prior to May 1, 1993 having market discount will be treated as ordinary income to the extent it does not exceed the accrued market discount on such debt security. Generally, market discount accrues on a daily basis for each day the debt security is held by a Fund at a constant rate over the time remaining to the debt security's maturity or, at the election of a Fund, at a constant yield to maturity which takes into account the semi-annual compounding of interest.

          If a Fund holds zero coupons bonds in its portfolio it will recognize income currently for Federal tax purposes in the amount of the unpaid, accrued interest (determined under tax rules) and generally will be required to distribute dividends representing such income to shareholders currently, even through funds representing such income have not been received by the Fund.

          Certain of the options, futures contracts, and forward contracts in which the Funds may invest may be "section 1256 contracts." With certain exceptions, gains or losses on section 1256 contracts generally are considered 60% long-term and 40% short-term capital gains or losses ("60/40"). Also, section 1256 contracts held by a Fund at the end of each taxable year are "marked-to-market" with the result that unrealized gains or losses are treated as though they were realized and the resulting gain or loss generally is treated as 60/40 gain or loss. These contracts also may be marked-to-market at other times during the year under rules prescribed pursuant to the Code.

          The transactions undertaken by the Funds involving options, futures and forward contracts may result in "straddles" for Federal income tax purposes. The straddle rules may affect the character of gains (or losses) realized by a Fund. In addition, losses realized by a Fund on positions that are part of a straddle may be deferred under the straddle rules, rather than being taken into account in calculating the taxable income for the taxable year in which such losses are realized. Because only a few regulations implementing the straddle rules have been promulgated, the tax consequences to the Funds of transactions involving options, futures and forward contracts are not entirely clear. These transactions may increase the amount of short-term capital gain realized by a Fund which is taxed as ordinary income when distributed to shareholders.

          The Funds may make one or more of the elections available under the Code which are applicable to straddles. If a Fund makes any of the elections, the amount, character and timing of the recognition of gains or losses from the affected straddle positions will be determined under rules that vary according to the election(s) made. The rules applicable under certain of the elections may operate to accelerate the recognition of gains or losses from the affected straddle positions.

          Because application of the straddle rules may affect the character of gains or losses, defer losses and/or accelerate the recognition of gains or losses from the affected straddle positions, the amount which must be distributed to shareholders, and which will be taxed to shareholders as ordinary income or long-term capital gain, may be increased or decreased substantially as compared to a Fund that did not engage in such transactions.

          Rules governing the tax aspects of swap agreements are in a developing stage and are not entirely clear in certain respects. Accordingly, while the Funds eligible to enter into swap agreements intend to account for such transactions in a manner deemed to be appropriate, the Internal Revenue Service ("IRS") might not accept such treatment. If it did not, the status of a Fund as a regulated investment company might be affected. It is possible that developments in the swap market and the laws relating to swaps, including potential government regulation, could have tax consequences. The Funds intend to monitor developments in this area.

          Certain requirements that must be met under the Code in order for a Fund to qualify as a regulated investment company may limit the extent to which a Fund will be able to engage in transactions in options, futures, forward contracts, and swaps.

          If a Fund sells short "against the box," it may realize a capital gain or loss upon the closing of the sale. Such gain or loss generally will be long- or short-term depending upon the length of time the Fund held the security which it sold short. In some circumstances, short sales may have the effect of reducing an otherwise applicable holding period of a security in the portfolio. Were that to occur, the affected security would again have to be held for the requisite period before its disposition to avoid treating that security as having been sold within the first three months of its holding period.

          Each Fund is required to report to the IRS all distributions except in the case of certain exempt shareholders. All such distribution and redemption proceeds generally are subject to withholding of Federal income tax at a rate of 31% ("backup withholding") in the case of non-exempt shareholders if (1) the shareholder fails to furnish the Fund with and to certify the shareholder's correct taxpayer identification number, (2) the IRS notifies the Fund or shareholder that the shareholder has failed to report properly certain interest and dividend income to the IRS and to respond to notices to that effect, or (3) when required to do so, the shareholder fails to certify that he is not subject to backup withholding. If the withholding provisions are applicable, any such distributions, whether reinvested in additional shares or taken in cash, will be reduced by the amounts required to be withheld. Backup withholding is not an additional tax and any amounts withheld may be credited against the shareholder's U.S. Federal income tax liability. Investors may wish to consult their tax advisers about the applicability of the backup withholding provisions.

          The foregoing discussion relates only to Federal income tax law as applicable to U.S. persons (i.e., U.S. citizens and residents and U.S. domestic
                            ----
corporations, partnerships, trusts and estates). Distributions by the Funds also may be subject to state and local taxes and their treatment under state and local income tax laws may differ from the Federal income tax treatment. Shareholders should consult their tax advisers with respect to particular questions of Federal, state and local taxation. Shareholders who are not U.S. persons should consult their tax advisers regarding U.S. and foreign tax consequences of ownership of shares of the Funds including the likelihood that distributions to them would be subject to withholding of U.S. tax at a rate of 30% (or at a lower rate under a tax treaty).

                            PERFORMANCE INFORMATION

          The Company may, from time to time, include the yield and effective yield of its Money Market Fund, the yield of the other Funds or Classes, and the total return of all Funds or Classes in advertisements, sales literature, or reports to shareholders or prospective investors. Due to the deduction of the shareholder service fee, performance of the Institutional Service Class of each Fund will be lower than the performance of the Institutional Class of the Fund.

          Each of the Funds began offering Institutional Service Class shares on January 1, 1995. Thus, the performance figures for Institutional Service Class shares prior to that date have been calculated based on the historical performance of the Funds' Institutional Class shares from inception through December 31, 1994.

          Current yield for the Money Market Fund will be based on the change in the value of a hypothetical investment (exclusive of capital charges) over a particular seven-day period, less a pro rata share of Fund expenses accrued
                                    --- -----
over that period (the "base period"), and stated as a percentage of the investment at the start of the base period (the "base period return"). The base period return is then annualized by multiplying by 366/7, with the resulting yield figure carried to at least the nearest hundredth of one percent. "Effective yield" for the Money Market Fund assumes that all dividends received during an annual period have been reinvested. Calculation of "effective yield" begins with the same "base period return" used in the calculation of yield, which is then annualized to reflect weekly compounding pursuant to the following formula:

        Effective Yield = [(Base Period Return + 1) multiplied by 366/7/] - 1

          The current and effective seven-day average yields as of December 31, 1996 for the Money Market Fund were 5.04% and 5.16%, respectively, for the Institutional Class, and were 4.79% and 4.91%, respectively, for the Institutional Service Class. Had certain expenses not been assumed by the Administrator, these yields would have been 4.90% and 5.02%, respectively, for the Institutional Class, and 4.65% and 4.76%, respectively, for the Institutional Service Class.

          Quotations of yield for the other Funds will be based on all investment income per share earned during a particular 30-day period (including dividends and interest), less expenses accrued during the period ("net investment income"), and are computed by dividing net investment income by the maximum offering price per share on the last day of the period, according to the following formula:


                     2[(a - b + 1) to the power of 6 - 1]
                        -----
                         cd

where    a  =   dividends and interest earned during the period,
         b  =   expenses accrued for the period (net of
                reimbursements),
         c  =   the average daily number of shares outstanding during the period that were entitled to receive dividends, and
         d  =   the maximum offering price per share on the last day of the period.

     For the 30-day period ended December 31, 1996, the yield for the Short-Term Bond Fund was 5.75% for the Institutional Class, and was 5.99% for the Institutional Service Class.

     Quotations of average annual total return for a Fund will be expressed in terms of the average annual compounded rate of return of a hypothetical investment in the Fund or Class over certain periods that will include a period of one year (or, if less, up to the life of the Fund), calculated pursuant to the following formula: P(1 + T)/n/ = ERV (where P = a hypothetical initial payment of $1,000, T = the total return for the period, n = the number of periods, and ERV = the ending redeemable value of a hypothetical $1,000 payment made at the beginning of the period). Quotations of total return may also be shown for other periods. All total return figures reflect the deduction of a proportional share of Fund or Class expenses on an annual basis, and assume that all dividends and distributions are reinvested when paid. Quotations of total return may also be shown for other periods.

     The average annual total return of the following Funds for the one-year and five-year periods ended December 31, 1995 and the period from inception to December 31, 1995 were as follows:

                                                      Five Years   Average Annual
                                         Year Ended      Ended      Total Return
     Fund                                 12/31/96     12/31/96   Since Inception
--------------------------------------    --------     --------   ---------------
EAFE Index Fund
     Institutional Class (1)..........        6.45%        7.02%       7.52%
     Institutional Service Class(2).          6.37%        6.92%       7.44%

Growth Equity Fund
     Institutional Class (1)..........       21.62%       13.67%      21.18%
     Institutional Service Class(2).         21.29%       13.55%      21.07%
Indexed Equity Fund
     Institutional Class (1)..........       22.57%       14.70%      17.07%
     Institutional Service Class(2).         22.21%       14.60%      16.99%
International Equity Fund
     Institutional Class (3)..........       12.09%         N/A        9.58%
     Institutional Service Class(3).         11.59%         N/A        9.17%
Multi-Asset Fund
     Institutional Class (1)..........       16.16%       11.22%      12.29%
     Institutional Service Class(2).         15.89%       11.14%      12.23%
Value Equity Fund
     Institutional Class (1)..........       22.41%       17.34%      20.33%
     Institutional Service Class(2).         22.10%       17.26%      20.26%
Bond Fund
     Institutional Class (1)..........        2.80%        6.47%       7.68%
     Institutional Service Class(2).          2.62%        6.37%       7.60%
Indexed Bond Fund
     Institutional Class (1)..........        2.55%        6.54%       7.85%
     Institutional Service Class(3).          2.34%        6.48%       7.80%
International Bond Fund
     Institutional Class (3)..........       14.32%         N/A       16.32%
     Institutional Service Class(3).         14.08%         N/A       16.10%
Short Term Bond Fund
     Institutional Class (1)..........        4.81%        5.31%       6.28%
     Institutional Service Class(2).          4.46%        5.20%       6.19%

(1)  The inception date of these Institutional Class shares is 1/2/91.

(2) Performance figures for the Institutional Service Class, first offered to the public on 1/1/95, include the historical performance of the Institutional Class from the Funds' inception (1/2/91) up to 12/31/94.

(3) The inception date of the International Equity Fund and International Bond Fund shares is 1/1/95.

     In addition, advertising for a Fund may indicate that investors may consider diversifying their investment portfolios in order to seek protection of the value of their assets against inflation. From time to time, advertising materials for a Fund may refer to or discuss current or past business, political, economic or financial conditions, including events as they relate to those conditions, such as any U.S. monetary or fiscal policies and the current rate of inflation. In addition, from time to time, advertising materials for a Fund may include information concerning retirement and investing for retirement and may refer to the approximate number of then-current Fund shareholders, shareholder accounts and Fund assets.

     From time to time, advertising and sales literature for a Fund may discuss the investment philosophy, personnel and assets under management of the Fund's investment adviser, and other pertinent facts relating to the management of the Fund by the adviser.

     From time to time any of the Funds may publish an indication of its past performance as measured by independent sources such as Lipper Analytical Services, Incorporated, Weisenberger Investment Companies Service, Donoghue's Money Fund Report, Spot Market Prices, Barron's, BusinessWeek, Kiplinger's Personal Finance, Financial World, Forbes, Money, Morningstar, Personal Investor, Sylvia Porter's Personal Finance, and The Wall Street Journal.

     In addition, performance information for a Fund may be compared, in advertisements, sales literature, and reports to shareholders, to: (i) unmanaged indexes, such as the Standard & Poor's 500 Composite Stock Price Index, the Salomon Brothers Broad Investment Grade Bond Index, the Morgan Stanley Capital International indexes; the Dow Jones Industrial Average, Donoghue Money Market Institutional Averages, the Merrill Lynch 1 to 3 Year Treasury Index, the Salomon Brothers World Government Benchmark Bond Index, the Salomon Brothers non-U.S. Dollar World Government Bond Index, the Lehman Brothers Municipal Bond Index and the Lehman Brothers Government Corporate Index; (ii) other groups of mutual funds tracked by Morningstar Inc. or Lipper Analytical Services, widely used independent research firms which rank mutual funds by overall performance, investment objectives and assets, or tracked by other services, companies, publications or persons who rank mutual funds on overall performance or other criteria; and (iii) the Consumer Price Index (measure for inflation) and other measures of the performance of the economy to assess the real rate of return from an investment in the Funds. Unmanaged indexes may assume the reinvestment of dividends but generally do not reflect deductions for administrative and management costs and expenses.

     From time to time, advertisements for the Funds may include general information about the services and products offered by the Funds, The MainStay Funds and New York Life Insurance Company and its subsidiaries. For example, such advertisements may include statistical information about those entities including, but not limited to, the number of current shareholder accounts, the amount of assets under management, sales information, the distribution channels through which the entities' products are available, marketing efforts and statements about this information by the entities' officers, directors and employees.

                               OTHER INFORMATION

CAPITALIZATION

     The Funds are separate portfolios of the Company, an open-end management investment company, incorporated under the laws of Maryland on September 21, 1990. The Company was formerly known as New York Life Institutional Funds Inc. On January 3, 1995 the name of the Company was changed to its present form. The Board of Directors may establish additional portfolios (with different investment objectives and fundamental policies) at any time in the future. Establishment and offering of additional portfolios will not alter the rights of the Company's shareholders. When issued, shares are fully paid, non-assessable, redeemable, and freely transferable.

EFFECTIVE MATURITY

     Certain Funds may use an effective maturity for determining the maturity of their portfolio. Effective maturity means the average expected repayment date of the portfolio taking into account prospective calls, puts and mortgage prepayments, in addition to the maturity dates of the securities in the portfolio.

BENEFICIAL OWNERSHIP OF THE FUNDS

     The following table sets forth the information concerning beneficial ownership, as of March 31, 1997, of the Funds' shares by each person who beneficially owned more than 5% of the voting securities of any Fund:

                                                                       Shares      Percentage of
Name and Address                                                    Beneficially    Outstanding
of Shareholder                                        Fund            Owned/1/    Shares Owned/2/
--------------------------------------------  --------------------  ------------  ----------------
Trustees of the New York Life Insurance       Bond                     6,234,724             34.1%
  Company Retirement Plan and Pension Plan    Growth Equity            4,825,445             18.6%
  (Company Plan)                              Indexed Bond             4,104,051             37.7%
51 Madison Avenue                             Indexed Equity           6,253,056             19.5%
New York, NY  10010                           International Bond       3,579,303             76.4%
                                              International Equity     1,275,171             10.6%
                                              Value Equity            17,100,865             32.2%

Trustees of the NYLIC Retirement Plan                         Bond     1,939,637             10.6%
  (Agents)                                    Growth Equity            3,293,924             12.7%
51 Madison Avenue                             Indexed Bond             1,407,656             12.9%
New York, NY  10010                           Indexed Equity           6,090,693             19.0%
                                              International Bond         894,825             19.1%
                                              International Equity     2,337,654             19.4%
                                              Value Equity            10,707,828             20.2%

New York Life Insurance Company               EAFE Index               3,545,483             56.2%
51 Madison Avenue                             Indexed Equity           3,828,817             12.0%
New York, NY  10010                           Multi Asset              7,604,406             29.6%


                                                                       Shares      Percentage of
Name and Address                                                    Beneficially    Outstanding
of Shareholder                                        Fund            Owned/1/    Shares Owned/2/
--------------------------------------------  --------------------  ------------  ----------------

The Pension Board of the United Food          Bond                     1,877,135             10.3%
  and Commercial Workers International
Union Retirement Plan for Employees
  as Amended From Time to Time
1775 K Street N.W.
Washington, D.C.  20006

TRS of the BNI Coal, Ltd. Pension Plan        Short-Term Bond            430,053              7.9%
P.O. Box 897
Bismarck, ND  58502

Trustees of Clay Electric                     Short-Term Bond            324,040              5.9%
Cooperative, Inc.
P.O. Box 308
Keystone Heights, FL  32656

Trustees of the New York Life Insurance       Growth Equity            5,556,329             21.4%
  Company Employee Progress Sharing           Indexed Equity           2,019,033              6.3%
  Investment Plan Trust                       Multi Asset              1,735,666              6.7%
51 Madison Avenue                             Short-Term Bond            359,844              6.6%
New York, NY  10010

Trustees of the New York Life Insurance       Growth Equity            2,861,752             11.0%
  Company Agents Progress Sharing
  Investment Plan
  Trust
51 Madison Avenue
New York, NY  10010

New York Life Insurance Company               EAFE Index                 485,908              7.7%
  Employees' Health and Life Benefit
  Trust - (Health Benefits)
51 Madison Avenue
New York, NY  10010


                                                                       Shares      Percentage of
Name and Address                                                    Beneficially    Outstanding
of Shareholder                                        Fund            Owned/1/    Shares Owned/2/
--------------------------------------------  --------------------  ------------  ----------------
New York Life Insurance Company               EAFE Index                 406,239              6.4%
  Agents' Health and Life Benefit
  Trust - (Health Benefits)
51 Madison Avenue
New York, NY  10010

Frank G. and Frieda K. Brotz                  Indexed Bond               762,085              7.0%
Family Foundation Inc.
3518 Lakeshore Road
Sheboygan, WI  53083

Plastics Engineering Company                  EAFE Index                 544,648              8.6%
P.O. Box 758
Sheboygan, WI  53082-0758

Merrill Lynch Trust Company                   Indexed Equity           2,016,825              6.3%
TTEE FBO Chrysler 401(K) Plan
265 Davidson Avenue
Somerset, NJ  08873

NYL Trust Company - Client Accounts                           Bond     1,395,399              7.6%
51 Madison Avenue, Room 117A                  Growth Equity            3,094,579             11.9%
New York, NY  10010                           Indexed Bond             1,546,826             14.2%
                                              Indexed Equity           4,374,131             13.7%
                                              Money Market            36,699,482             22.9%
                                              Multi Asset              4,298,811             16.7%
                                              Short-Term Bond            581,464             10.6%
                                              Value Equity             7,617,382             14.4%

Trustees of the Harvest States Cooperative    International Equity       747,555              6.2%
Combined Retirement Fund
P.O. Box 64594
St. Paul, MN  55164

Methodist Home Endownment Fund                International Equity       685,751              5.7%
1111 Herring Avenue
Waco, TX  76708

Mackay-Shields Financial Corporation          Short-Term Bond          1,028,983             18.8%
9 West 57th Street                            Money Market            40,213,489             25.1%
New York, NY  10019

____________________________

          (1) This information, not being within the knowledge of the Company, has been furnished by each of the above persons. Beneficial ownership is as defined under Section 13(d) of the Securities Exchange Act of 1934. Fractional shares have been omitted.

          (2) Only the ownership of at least one-tenth of one percent is listed.

          (3) Jean Hoysradt has the power to vote all of the shares shown in the above table owned by New York Life. Ms. Hoysradt disclaims beneficial ownership of such shares.

          Consequently, Trustees of the New York Life Insurance Company Retirement Plan and Pension Plan may be presumed to "control" the Bond Fund, the Indexed Bond Fund, the Indexed Equity Fund, the International Bond Fund and the Value Equity Fund, as that term is defined in the 1940 Act. Similarly, the Trustees of the New York Life Insurance Company Retirement Plan Trust may be presumed to "control" the Indexed Equity Fund. New York Life may be presumed to "control" the EAFE Index Fund, the Indexed Bond Fund, and the Multi-Asset Fund. NYLIFE Inc. may be presumed to control the Short-Term Bond Fund.

          As of March 31, 1997, the Directors and officers of the Company as a group owned less than 1% of the shares of any Fund.

CODE OF ETHICS

          The Company has adopted a Code of Ethics governing personal trading activities of all Directors, officers of the Company and persons who, in connection with their regular functions, play a role in the recommendation of any purchase or sale of a security by the Company or obtain information pertaining to such purchase or sale or who have the power to influence the management or policies of the Company or an Investment Adviser unless such power is the result of their position with the Company or Investment Adviser. Such persons are generally required to preclear all security transactions with the Company's Compliance Officer or his designee and to report all transactions on a regular basis. The Company has developed procedures for administration of the Code.

INDEPENDENT ACCOUNTANTS

          Price Waterhouse LLP, 1177 Avenue of the Americas, New York, New York 10036, has been selected as independent accountants of the Company.

LEGAL COUNSEL

          Dechert Price & Rhoads, 1500 K Street, N.W., Washington, D.C. 20005, passes upon certain legal matters in connection with the shares offered by the Company, and also acts as counsel to the Company.

FINANCIAL STATEMENTS

          The Company's financial statements for the Funds, including the Statements of Assets and Liabilities, the Portfolios of Investments and the Statements of Operations for the year ended December 31, 1996, and the Statements of Changes in Net Assets for the years ended December 31, 1996 and December 31, 1995, the notes to the Financial Statements, and the Report of the Independent Accountants, all of which are included in the 1996 Annual Report to Shareholders, are hereby incorporated by reference into this Statement of Additional Information.

REGISTRATION STATEMENT

          This Statement of Additional Information and the Prospectus do not contain all the information included in the Company's registration statement filed with the SEC under the Securities Act of 1933 with respect to the securities offered hereby, certain portions of which have been omitted pursuant to the rules and regulations of the SEC. The registration statement, including the exhibits filed therewith, may be examined at the offices of the SEC in Washington, D.C.

          Statements contained herein and in the Prospectus as to the contents of any contract or other documents referred to are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other documents filed as an exhibit to the registration statement, each such statement being qualified in all respects by such reference.